UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Global Crossing Airlines Group Inc.
(Name of Registrant as Specified In Its Charter)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

Global Crossing Airlines Group Inc.

Bldg. 5A, Miami International Airport, 4th floor
4200 NW 36th Street, Miami, FL 33166

October 15, 2024

Dear Fellow Stockholders:

You are cordially invited to attend the 2024 Annual Meeting of Stockholders of Global Crossing Airlines Group Inc. on Friday, November 22, 2024, at 10:00 a.m. Eastern Standard Time held at Bldg. 5A, Miami International Airport, 4th floor, 4200 NW 36th Street, Miami, FL 33166.

Details about the business to be conducted at the Annual Meeting and other information can be found in the attached Notice of Annual Meeting of Stockholders and Proxy Statement. As a stockholder, you will be asked to vote on three proposals as well as any other business that properly comes before the Annual Meeting.

Your vote is important. After reading the attached Notice of Annual Meeting of Stockholders and Proxy Statement, please submit your proxy or voting instructions promptly.

On behalf of the management team and your Board of Directors, thank you for your continued support and interest in Global Crossing Airlines Group Inc.

Sincerely,

/s/ Chris Jamroz
Chris Jamroz
Executive Chairman

Global Crossing Airlines Group Inc.
Bldg. 5A, Miami International Airport, 4th floor
4200 NW 36th Street, Miami, FL 33166

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on November 22, 2024

The 2024 Annual Meeting of Stockholders of Global Crossing Airlines Group Inc. (the “Company”) will be held on Friday, November 22, 2024 at 10:00 a.m. Eastern Standard Time (“EST”) at Bldg. 5A, Miami International Airport, 4th floor, 4200 NW 36th Street, Miami, FL 33166 (the “Annual Meeting”).

You are entitled to participate in the Annual Meeting if you were a stockholder of the Company as of the close of business on September 27, 2024, the record date for the Annual Meeting. The Notice of Annual Meeting, Proxy Statement and 2023 Annual Report are available on the Company’s website at www.globalairlinesgroup.com under “Investor Relations – SEC Filings.”  The Annual Meeting is being held for the following purposes:

1.	To elect the following seven nominees:

o	Existing Directors: Alan Bird, T. Allan McArtor, Chris Jamroz, Deborah Robinson, Cordia Harrington and Andrew Axelrod.

o	Ascent Global Logistics Nominee: Paul Martins.

as members of our Board of Directors, each to serve for a one-year term;

2.	To approve an amendment to the Global Crossing Airlines Group Inc. Employee Share Purchase Plan to increase the number of shares of common stock reserved for issuance by 3,000,000 shares;

3.	To ratify the appointment of Rosenberg Rich Baker Berman P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2024; and

4.	To transact any other business that properly comes before the Annual Meeting and any adjournment or postponement thereof.

The Company urges stockholders to vote and submit proxies in advance of the Annual Meeting by one of the methods described in these proxy materials for the Annual Meeting. Stockholders who attend the Annual Meeting by following the instructions in these proxy materials will have an opportunity to vote and to submit questions during the meeting.

Only stockholders of record as of the close of business on September 27, 2024, are entitled to receive notice of and to vote at the Annual Meeting and all adjournments or postponements thereof. Stockholders who hold shares in street name may vote through their brokers, banks or other nominees.

Regardless of the number of shares you own and whether you plan to attend the Annual Meeting, please vote. All stockholders of record can vote (i) over the Internet by accessing the Internet website specified on the enclosed proxy card or voting instruction form and following the instructions provided to you, (ii) by calling the toll-free telephone number specified on the enclosed proxy card or voting instruction form and following the instructions when prompted, (iii) by written proxy by signing and dating the enclosed proxy card and returning it, or (iv) by attending the Annual Meeting in accordance with the instructions provided in the proxy statement.

We encourage you to receive all proxy materials in the future electronically to help us save printing costs and postage fees, as well as natural resources in producing and distributing these materials. If you wish to receive these materials electronically in the future, please follow the instructions on the proxy card or voting instruction form.

By Order of the Board of Directors,

/s/ Chris Jamroz
Chris Jamroz
Executive Chairman
October 15, 2024

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 22, 2024

This Notice of Annual Meeting and Proxy Statement and our 2023 Annual Report are available on our website at www.globalairlinesgroup.com under “Investor Relations — SEC Filings”

Global Crossing Airlines Group Inc.

Bldg. 5A, Miami Int’l Airport, 4th floor
4200 NW 36th Street, Miami, FL 33166

PROXY STATEMENT
FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on November 22, 2024

This Proxy Statement is being furnished to our stockholders of record as of the close of business on September 27, 2024 in connection with the solicitation by our Board of Directors of proxies for the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at Bldg. 5A, Miami International Airport, 4th floor, 4200 NW 36th Street, Miami, FL 33166 on Friday, November 22, 2024, at 10:00 am. EST, or at any and all adjournments or postponements thereof, for the purposes stated in the Notice of Annual Meeting of Stockholders. The approximate date of mailing of this Proxy Statement and the enclosed form of proxy is October 8, 2024.

Unless we state otherwise or the context otherwise requires, references in this proxy statement to “we,” “our,” “us,” or the “Company” are to Global Crossing Airlines Group Inc., a Delaware corporation.

QUESTIONS AND ANSWERS ABOUT
THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because our Board of Directors (our “Board”) is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions on your proxy card or voting instruction form to vote over the telephone or through the Internet.

How do I attend the Annual Meeting?

The Annual Meeting will be held in person only at Bldg. 5A, Miami Int’l Airport, 4th floor, 4200 NW 36th Street, Miami, FL 33166 on Friday, November 22, 2024, at 10:00 a.m. EST.

All attendees will be asked to present a government‑issued photo identification, such as a driver’s license or passport. If you are a stockholder of record, the name on your photo identification will be verified against the September 27, 2024, list of stockholders of record prior to your being admitted to the Annual Meeting. If you are the beneficial owner of shares held in “street name” by a broker, bank or nominee, you must present both proof of ownership and valid photo identification to attend the Annual Meeting. If you hold shares through an account with a bank, broker or other nominee, contact your bank, broker or other nominee to request a legal proxy to vote your shares in person at the Annual Meeting. Such legal proxy will serve as proof of your ownership. A recent brokerage statement or letter from your bank, broker or other nominee showing that you owned common stock as of September 27, 2024, also serves as proof of ownership for purposes of attending the Annual Meeting but will not allow you to actually vote your shares at the Annual Meeting.

If you do not have valid photo identification and we are unable to verify ownership of your shares as of September 27, 2024, you will not be admitted into the Annual Meeting.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on September 27, 2024, the record date for the Annual Meeting, and beneficial owners on the record date, who request and obtain a valid proxy from your broker, bank or other agent, will be entitled to vote at the Annual Meeting. As of September 27, 2024, there were 43,446,990 shares of common stock outstanding and entitled to vote. For ten days prior to the Annual Meeting, during normal business hours, a complete list of all stockholders on the record date will be available for examination by any stockholder at the Company’s offices at Bldg. 5A, Miami International Airport, 4th floor, 4200 NW 36th Street, Miami, FL 33166. The list of stockholders will also be available electronically during the Annual Meeting.

Stockholder of Record: Shares Registered in Your Name

If at the close of business on September 27, 2024, your shares were registered directly in your name with our transfer agent, Computershare Investor Services Inc., then you are a stockholder of record. As a stockholder of record, you may vote at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or through the Internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If at the close of business on September 27, 2024, your shares were held in an account at a brokerage firm, bank, dealer or similar organization, rather than in your own name, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker, bank or other agent.

What am I voting on?

There are three matters scheduled for a vote:

1.	To elect the following seven nominees:

o	Existing Directors: Alan Bird, T. Allan McArtor, Chris Jamroz, Deborah Robinson, Cordia Harrington and Andrew Axelrod.

o	Ascent Global Logistics Nominee: Paul Martins.

as members of our Board of Directors, each to serve for a one-year term;

2.	To approve an amendment to the Global Crossing Airlines Group Inc. Employee Share Purchase Plan to increase the number of shares of common stock reserved for issuance by 3,000,000 shares; and

3.	To ratify the appointment of Rosenberg Rich Baker Berman P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

What are the recommendations of our Board?

Unless you give other instructions on your proxy card, or by telephone or on the Internet, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our Board. Our Board recommends a vote:

•	FOR the election of the nominated slate of directors (see Proposal 1); and

•	FOR the approval of an amendment to the Global Crossing Airlines Group Inc. Employee Share Purchase Plan (see Proposal 2);

•	FOR the ratification of the appointment of Rosenberg Rich Baker Berman P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (see Proposal 3).

What if another matter is properly brought before the meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If you have submitted a proxy and any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his/her best judgment.

How do I vote?

For Proposal 1, you may either vote “For” all the nominees to be a member of the Board or you may “Withhold” your vote for any one or more nominees you specify. For Proposal 2 and Proposal 3 you may vote “For” or “Against” or abstain from voting. The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote at the Annual Meeting by following the procedures set forth below, vote by proxy using the enclosed proxy card, vote by proxy over the telephone or vote by proxy through the Internet. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

•	To vote at the Annual Meeting we will give you a ballot or such other procedures described by us.

•
To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•
To vote by proxy over the telephone or by internet, follow the instructions on the proxy card you received. If voting by telephone or internet, your vote must be received by 11:59 p.m. EST on November 21, 2024, to be counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote by telephone or through the Internet as instructed by your broker or bank. To vote at the Annual Meeting, you must obtain a legal proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you owned at the close of business on September 27, 2024.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the Internet or in person at the Annual Meeting, your shares will not be voted, and your shares will count as “not present” for purposes of the establishment of a quorum for the meeting.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the proposal is considered to be a “routine” matter.

See below under “What are broker non-votes?” for more information. At the Annual Meeting, only Proposal 3 is considered a routine matter. Accordingly, without your instructions, your broker or nominee may not vote your shares on Proposal 1 or Proposal 2, but may vote your shares on Proposal 3.

What if I return a signed proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of the seven nominees to our Board, “For” an amendment to the Global Crossing Airlines Group Inc. Employee Share Purchase Plan to increase the number of shares of common stock reserved for issuance by 3,000,000 shares, and “For” the ratification of the appointment of Rosenberg Rich Baker Berman P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2024. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his/her best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the proxy card in the proxy materials to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•	You may submit another properly completed proxy card with a later date.

•	You may grant a subsequent proxy by telephone or through the Internet.

•	You may send a timely written notice that you are revoking your proxy to our Corporate Secretary at Bldg. 5A, Miami Int’l Airport, 4th floor, 4200 NW 36th Street, Miami, FL 33166.

•
You may attend the Annual Meeting and vote there. Simply attending the meeting will not, by itself, revoke your proxy. Your most recent proxy card or telephone or Internet proxy is the one that is counted.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank for changing your vote.

When are stockholder proposals and director nominations due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by December 30, 2024, to our Corporate Secretary at Bldg. 5A, Miami International Airport, 4th floor, 4200 NW 36th Street, Miami, FL 33166. All proposals must comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which lists the requirements for the inclusion of stockholder proposals in company-sponsored proxy materials.

If you wish to submit a proposal to be acted on at next year’s annual meeting but not included in next year’s proxy materials, or if you wish to nominate a director, you must provide written notice as required by our bylaws no earlier than the opening of business on July 25, 2025 and no later than the close of business on August 24, 2025 to our Corporate Secretary at Bldg. 5A, Miami International Airport, 4th floor, 4200 NW 36th Street, Miami, FL 33166. If next year’s annual meeting is called for a date that is before October 23, 2025 or after February 1, 2026, written notice of such proposal or nomination must be provided to our Corporate Secretary at Bldg. 5A, Miami International Airport, 4th floor, 4200 NW 36th Street, Miami, FL 33166 no earlier than the opening of business on the 120th day before the date of next year’s annual meeting and no later than the later of (a) the close of business on the 90th day before next year’s annual meeting or (b) the close of business on the 10th day following the day on which public announcement of the date of next year’s annual meeting is first made by the Company.

You are also advised to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count, (i) for the election of directors (Proposal 1), votes “For,” “Withhold” and broker non-votes, (ii) for the approval of an amendment to the Company’s Employee Share Purchase Plan (Proposal 2), and (iii) for the ratification of the appointment of our independent registered public accounting firm (Proposal 3), votes “For,” “Against,” abstentions and, if applicable, broker non-votes. Broker non-votes, if applicable, will have no effect on the outcome of Proposal 1 or Proposal 2. Abstentions and broker non-votes, if applicable, will not be counted towards the vote total for Proposal 3, and thus will have no effect on the outcome of such proposal.

What are “broker non-votes”?

Your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. Proposal 1 and Proposal 2 will be considered non-discretionary and therefore your broker, bank or nominee cannot vote your shares without your instruction. If you do not provide instructions with your proxy, your bank, broker, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a bank, broker, or nominee is not voting your shares is referred to as a “broker non-vote.” Because banks, brokers and nominees are permitted to vote uninstructed shares on Proposal 3, broker non-votes will be counted for the purpose of determining the existence of a quorum at the Annual Meeting, but will not count for purposes of determining the number of votes cast on Proposal 1 or Proposal 2. You should instruct your broker to vote your shares in accordance with directions you provide.

How many votes are needed to approve each proposal?

•
For Proposal 1, directors are elected by a plurality of the votes cast, which means that the seven nominees for director receiving the most votes cast (from the holders of shares present in person or represented by proxy and entitled to vote on the election of directors) will be elected as members of the Board. Only votes “For” will affect the outcome.

•
To be approved, Proposal 2, the approval of an amendment to the Global Crossing Airlines Group Inc. Employee Share Purchase Plan, must receive “For” votes from the holders of a majority of the votes cast. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

•
To be approved, Proposal 3, the ratification of the appointment of Rosenberg Rich Baker Berman P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2024, must receive “For” votes from the holders of a majority of the votes cast. Abstentions will have no effect on the outcome of this proposal.

What is the quorum requirement?

Holders of one-third of the voting power of the Company’s issued and outstanding capital stock entitled to vote at the Annual Meeting, present in person or represented by proxy, constitute a quorum. In the absence of a quorum, the chairman of the Annual Meeting will have the power to adjourn the Annual Meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results may be announced at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K (a “Form 8-K”) that we expect to file with the U.S. Securities and Exchange Commission (the “SEC”) within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K, within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

What proxy materials are available on the Internet?

The Notice of Annual Meeting and Proxy Statement and 2023 Annual Report are available on our website at www.globalairlinesgroup.com under “Investor Relations — SEC Filings.”

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board currently consist of seven directors as a single class. The term of each directorship is one year, so that one class of directors is elected each year. All directors are elected for a one-year term and until their successors are elected and qualified, or, if sooner, until the director’s death, resignation or removal. The Board have approved an increase of the size of our board to seven directors.

At the Annual Meeting, our stockholders will vote to elect the seven directors, Alan Bird, T. Allan McArtor, Chris Jamroz, Deborah Robinson, Cordia Harrington, Andrew Axelrod and Paul Martins (Ascent Global Logistics Nominee). The directors will have a term expiring at the 2024 Annual Meeting of Stockholders. Information concerning each nominee for director is set forth below under “Directors and Executive Officers.”

Directors are elected by a plurality of the votes cast. The seven nominees for director receiving the most votes cast “FOR” such director (from the holders of shares present or represented by proxy and entitled to vote on the election of directors) will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the seven nominees named below. Broker non-votes, if applicable, will have no effect on the outcome of this proposal. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by us. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

Due to the requirement of the Cboe Canada Exchange, the Board has adopted a policy (“Majority Voting Policy”) stipulating that if the shares voted in favor of the election of a director nominee at a meeting of the Company’s stockholders represent less than a majority of the total shares voted for and voted as withheld at the meeting, the director nominee will submit his resignation promptly after such meeting to the Nominating and Corporate Governance Committee’s consideration. After reviewing the matter, the Corporate Governance and Nominating Committee will make a recommendation to the Board, and the Board’s subsequent decision to accept or reject the resignation offer will be publicly disclosed.

With the exception of exceptional circumstances that would warrant the continued service of the subject director on the Board, the Nominating and Corporate Governance Committee shall be expected to accept and recommend acceptance of the resignation by the Board of Directors. Within 90 days following the applicable meeting of the Company’s stockholders, the Board shall make its decision, on the Nominating and Corporate Governance Committee’s recommendation and in making its decision the Board shall be required to accept the resignation of the subject director nominee, absent exceptional circumstances. The director nominee will not participate in any Nominating and Corporate Governance Committee or Board deliberations regarding the resignation offer. The Majority Voting Policy does not apply in circumstances involving contested director elections.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF ALAN BIRD, T. ALLAN MCARTOR, CHRIS JAMROZ, DEBORAH ROBINSON, CORDIA HARRINGTON, ANDREW AXELROD AND PAUL MARTINS (ASCENT GLOBAL LOGISTICS NOMINEE) AS MEMBERS OF OUR BOARD.

DIRECTORS AND EXECUTIVE OFFICERS

Directors

DIRECTOR NOMINEES

For Terms Expiring at the Next Annual Meeting of Stockholders

Existing Director Nominees

Alan Bird, 64, Director since June 2020

Alan Bird was elected to the Board in June 2020. Mr. Bird has over 27 years of experience in the airline finance industry, holding senior financial and advisory positions, including executive positions with VivaAerobus, Tiger Airways, and British Midland. From 2017 to 2023 Mr. Bird has served as an advisor to Irelandia Aviation with respect to Viva Air, Viva Columbia and Viva Peru. From 2012 to 2017 he was the Chief Financial Officer for VivaAerobus where he helped build one of the most efficient airlines in the world. Previously, Mr. Bird was the Chief Financial Officer at Tiger Airways, a low-cost airline in Asia. Prior to his role with Tiger Airways, he was the Finance Director at British Midland Airlines for over a decade. Mr. Bird is a Chartered Accountant and holds an honors degree in Mathematical Economics from Birmingham University.

We believe that Mr. Bird’s qualifications to serve on our Board include his extensive experience as an executive with major airlines, his accounting expertise and his knowledge and understanding of the aviation industry.

T. Allan McArtor, 82, Director since January 2021

Allan McArtor was elected to the GlobalX board in January 2021 and serves as Vice Chairman. He served as Chairman of Airbus Americas, Inc. from 2001 to 2018, retiring as Chairman Emeritus. Before joining Airbus he was founder chairman and CEO of Legend Airlines, a regional airline based at Dallas Love Field, Texas. He was appointed by President Ronald Reagan and served as the FAA Administrator from 1987 to 1989.

Mr. McArtor served on the senior management team of Federal Express from 1979 to 1987 and 1989 to 1994, first as Senior Vice President Telecommunications during the development of FedEx’s extensive satellite-based digital network and subsequently as Senior Vice President Air Operations for FedEx, where he oversaw all of the airline operations including maintenance, strategic planning, and flight operations, as well as aircraft fleet acquisition. Mr. McArtor was an active-duty Air Force officer from 1964 to 1974 during which time he served as a combat fighter pilot, an Associate Professor of Engineering Mechanics at the Air Force Academy, and a pilot with the U.S. Air Force’s Thunderbirds Aerial Demonstration Team. He is a 1964 graduate of the U.S. Air Force Academy (BSE) where he was Cadet Wing Commander, and he holds a master’s degree MSE from Arizona State University.

We believe that Mr. McArtor’s qualifications to serve on our Board include his extensive experience as an executive with a major airline manufacturer, his regulatory expertise and his knowledge and understanding of the aviation industry.

Deborah Robinson, 60, Director since June 2020

Deborah Robinson was elected to the Board in June 2020. Ms. Robinson founded Bay Street HR in 2001, an outsourced human resources service provider to start-ups and mid-sized companies and remains on as Managing Partner. Prior to founding Bay Street HR, Ms. Robinson was Executive Director at CIBC World Markets from November 1995 until December 2000 where she oversaw human resources for Global Investment Banking. She also held senior HR positions at Fidelity Investments and American Express Travel in Boston and New York City. Ms. Robinson has been a Director and Chair of Park Lawn Corporation (PLC-tsx) since June 2019 and a Director of Timbercreek Financial (TF-tsx) since November 2021. Ms. Robinson also serves on the board of Best Buddies Canada, a global charitable organization dedicated to supporting individuals with intellectual disabilities. She is a graduate of the University of Toronto, Rotman School Directors Education Program (2010) and holds an ICD designation.

We believe that Ms. Robinson qualifications to serve on our Board include her extensive human resources experience; and her experience serving as a director on the boards of directors of other publicly-traded and privately held companies.

Cordia Harrington, 71, Director since June 2021

Cordia Harrington has served on our Board since June 2021. Since 1996, Ms. Harrington has served as Chief Executive Officer and Founder of Crown Bakeries, a manufacturer in the wholesale baking, frozen dough and storage industries. From 1990 to 1998, Ms. Harrington owned and operated three McDonald’s franchises. From 2007 to 2013, she served on the Board of Directors of the Federal Reserve Bank of Atlanta, Nashville Branch. Ms. Harrington served on the Emergent Cold Board of Directors and the Tennessee Education Lottery Board. She is a member of the Chief Executives Organization Board of Directors (Past President), American Bakers Association Board of Directors (President), the Belmont University Board of Trustees, and the Women Corporate Directors. She holds a BSHE from the University of Arkansas at Fayetteville and Doctorate from the University of Arkansas.

We believe that Ms. Harrington’s qualifications to serve on our Board include her over 26 years as a senior executive; and her experience serving as a director on the boards of directors of other regulatory agencies and privately-held companies.

Andrew Axelrod, 42, Director since August 2023

Andrew Axelrod is the Managing Partner and Portfolio Manager of Axar Capital Management LP (“Axar”) and is ultimately responsible for all investment, risk and business management functions. Before founding Axar, Mr. Axelrod was a Partner and Co-Head of North American Investments for Mount Kellett Capital Management, a private investment organization with over $7 billion of assets under management. Mr. Axelrod joined Mount Kellett at the firm’s inception and worked there for over 6 years. Prior to joining Mount Kellett, Mr. Axelrod worked at Kohlberg Kravis Roberts & Co. L.P. and The Goldman Sachs Group, Inc. Mr. Axelrod graduated magna cum laude with a B.S. in Economics from Duke University.

We believe that Mr. Axelrod’s qualifications to serve on our Board include his extensive experience as a finance executive, and his investment, risk and business management experience.

Chris Jamroz, 50, Director since December 2023

Chris Jamroz has served as the Executive Chairman of the Company since February 2024. Mr. Jamroz is a highly experienced executive focused on creating shareholder value through active executive management of portfolio companies in transportation, logistics and cyber security. He is the Executive Chairman of the Board and CEO at Roadrunner Freight. Mr. Jamroz also serves as the Executive Chairman of the Board and CEO at Ascent, a privately-owned freight forwarding and domestic brokerage services provider. He is also the founding partner of LyonIX Holdings LLC, a specialty investment, equipment leasing and direct operations private fund.

Before coming to Roadrunner, Mr. Jamroz served in executive roles at Emergent Cold, STG Logistics, and Garda Cash Logistics. He also serves as Governor of the Royal Ontario Museum, Canada’s largest museum. He holds a BA in Business Studies with First Class Honors (Summa Cum Laude) from Birmingham City University in the UK as well as an MBA with Distinction from York University in Canada.

We believe that Mr. Jamroz’s qualifications to serve on our Board include his extensive experience as a logistics and transportation executive, and his investment, risk and business management experience.

Ascent Global Logistics Nominees

Pursuant to a Nomination Rights Agreement dated April 29, 2021 (the “Nomination Rights Agreement”) between the Company and Ascent Global Logistics, Inc. (“Ascent Global Logistics”), Ascent Global Logistics has the right, provided it holds at least 4% of the aggregate shares of common stock of the Company (on an as converted basis including securities held by Ascent Global Logistics that are convertible into shares of common stock) to nominate two persons for election to the board of directors of the Company at every meeting of shareholders of the Company where directors of the company are to be elect. The nominees of Ascent Global Logistics have been identified as such in this Proxy Statement.

The following individual is a nominee of Ascent Global Logistics pursuant to the terms of the Nomination Rights Agreement. Ascent Global Logistics has elected to only provide a single nominee.

Paul Martins, 63, Director Nominee

Paul Martins is the Chief Executive Officer of Ascent Global Logistics since September 2023 and leads the Ascent Global Logistics team and its subsidiary airline, USA Jet. Prior to his current role at Ascent Global Logistics, Mr. Martins served as President and CEO of Global Critical Logistics (“GCL”). Prior to GCL, from 2014 – 2019 he was President and CEO of MNX Global Logistics. Additionally, Mr. Martins spent 16 years at UPS holding senior-level positions, including Director of UPS Air Cargo and Air Charter Service and Director of UPS Airlines. He also served as COO and President of Mercury Air Cargo as well as President of TNS/Towne Air Freight. Mr. Martins is a graduate of the New England Conservatory in Boston and the Executive Leadership Programs at Bellarmine University in Louisville and Emory University in Atlanta.

We are nominating Mr. Martins as a result of the obligations set out in the Nomination Rights Agreement.

Executive Officers

Our current executive officers are as follows:

Name	Age	Title

Chris Jamroz	50	Executive Chairman
Ryan Goepel	50	President and Chief Financial Officer
Laurie Villa	63	Chief People Officer
Sheila Paine	70	Corporate Secretary

Mr. Jamroz’s biographical information is set forth above. The following is biographical information for our executive officers.

Ryan Goepel, 50, Chief Financial Officer since June 2020

Ryan Goepel serves as our President and Chief Financial Officer. He is also the Chief Financial Officer of Global Crossing Airlines, Inc. since February 2020. Mr. Goepel is a seasoned finance and operations executive with over 20 years of experience, most recently serving as Chief Financial Officer for Flair Airlines Canada (“Flair”) from August 2018 to November 2019 to transition from a Boeing 737 charter operator to a profitable, low-cost scheduled service carrier. Profitability was achieved at Flair through the modernization of the fleet, optimization of the flight schedule to focus and grow profitable routes, revamping key personnel, and the installation of a data driven, cost conscious operating mentality while preserving best-in-class safety, reliability and on time performance. Prior to Flair, Mr. Goepel served as Chief Financial Officer for Viking Exploration, an international oil and gas company, from December 2016 to August 2018, where he raised seed capital from a broad group of investors. Prior to Viking Exploration, Mr. Goepel served as Chief Financial Officer of CC Reservoirs, a Geoscience software company, from April 2015 to December 2016, where he was responsible for the accounting, compliance, treasury, tax, and strategic planning functions and was instrumental in establishing new offices and entities in South America, the Middle East and the Far East. Prior to CC Reservoirs, Mr. Goepel served as Chief Financial Officer of ZEiTECS, an artificial lift technology company, from December 2010 to April 2015, where he oversaw its sale to Schlumberger; KBR Services Business Unit Finance Leader overseeing 12,000 employees growing revenue from $300 million to $3 billion. In addition, Mr. Goepel served as the Director of Global Finance during the Burger King turnaround that culminated with its first ever public debt raise and successful initial public offering. He is a Certified Management Accountant, with an MBA from Texas A&M University and Bachelor of Arts from the University of British Columbia.

Laurie Villa, 63, Chief People Officer

Laurie Villa serves as Chief People Officer, responsible for GlobalX’s Human Resources function. Working with team members, senior leadership team and the board, she works to strengthen GlobalX’s culture and drive engagement across the airline. She leads the organization to attract, recruit, develop and retain talent, develop competitive and compelling compensation and benefit plans, support crew and team member relations, drive performance management, and lead a values-based culture supported by recognition, DEI and communication initiatives.

Prior to joining Global Crossing Airlines, Ms. Villa served as Chief People Officer for JetBlue Airlines for three years and Chief Human Resources Officer of Spirit Airlines for six and half years where she also served as Founder & President of the Spirit Airlines Charitable Foundation. Over the last ten years, she has also served as an advisory board member of Primate Technologies, a technology and software company in the energy industry.

She is a graduate of the University of North Florida, where she received both a bachelor’s and master’s in business administration.

Sheila Paine, 70, Corporate Secretary

For the past 15 years, Ms. Paine has acted as Corporate Secretary for a number of public companies trading on various stock exchanges. Ms. Paine has over 31 years’ experience as a senior paralegal/legal assistant, specializing in corporate, securities and regulatory matters. Ms. Paine was the long-time corporate secretary of Canada Jetlines before its reorganization as GlobalX. Ms. Paine is also employed by King & Bay West Management Corp. in British Columbia.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Director Independence

Pursuant to Cboe Canada Inc. (“Cboe CA”) listing standards, a majority of the members of our Board must qualify as “independent,” as affirmatively determined by our Board. Consistent with this requirement, based on the review and recommendation of our Nominating and Corporate Governance Committee, our Board reviewed the relevant identified transactions or relationships between each of our directors, or any of their family members, and us, our senior management and our independent registered public accounting firm, and has affirmatively determined that each of Messrs. Bird, McArtor, Axelrod, and Mmes. Robinson and Harrington meets the standards of independence under the applicable Cboe CA listing standards. In making this determination, our Board found all of our directors (other than Mr. Jamroz, our Executive Chairman, and Messrs. Martins and Yoder due to their relationship with Ascent Global Logistics which is a competitor of the Company is the air freight market) to be free of any relationship that would impair his individual exercise of independent judgment with regard to us. Our Board has also determined that each member of its Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee is independent under Cboe CA rules.

Board Leadership Structure

Our Board believes it is important to maintain flexibility as to the Board’s leadership structure, but supports maintaining a non-management director in a leadership role at all times, whether as Vice Chairman or Lead Director. Under our current structure, Mr. Jamroz currently serves as the Executive Chairman of the Company’s Board.  The Executive Chairman is not independent. The Executive Chairmans’s responsibilities include, without limitation, ensuring that the Board works together as a cohesive team with open communication and works to ensure that a process is in place by which the effectiveness of the Board, its committees and its individual directors can be evaluated on a regular basis. The Executive Chairman also acts as the primary spokesperson for the Company’s Board, ensuring that management is aware of concerns of the Company’s Board, stockholders, other stakeholders and the public and, in addition, ensures that management strategies, plans and performance are appropriately represented to the Board.

The Board of Directors considers that management is effectively supervised by the independent directors on an informal basis, as the independent directors are actively and regularly involved in reviewing the operations of the Company and have regular and full access to management.  The independent directors of the Company meet separately in “in-camera” sessions at Board meetings when considered appropriate. The independent directors are also able to meet at any time without any members of management, including the non-independent directors, being present.  In addition, due to the fact the Executive Chairman, is not independent, the Company has appointed T. Allan McArtor as Vice Chairman of the Board. The Vice Chairman acts as Chairman when the Executive Chairman is not present at meetings and is responsible for ensuring the Board functions independently of management.

Role of the Board in Risk Oversight

One of the Board’s key functions is informed oversight of our risk management process. The Board directly oversees our risk management function as a whole, as well as through various Board standing committees that address risks inherent in their respective areas of oversight. In particular, while our Board is responsible for monitoring and assessing strategic risk exposure, our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. Our Audit Committee also monitors compliance with legal and regulatory requirements. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board. The Executive Chairman has the responsibility of coordinating between the Board and management with regard to the determination and implementation of responses to any problematic risk management issues.

Meetings of the Board of Directors

Our business, property and affairs are managed under the supervision of our Board. Members of our Board are kept informed of our business through discussions with our Executive Chairman, President and Chief Financial Officer and other officers and employees, by reviewing materials provided to them during visits to our offices and by participating in meetings of the Board and its committees.

The Board held a total of seven meetings in 2023. The standing committees of the Board are the Audit Committee (four meetings), the Compensation Committee(1), the Nominating and Corporate Governance Committee(2), and the Safety Committee(3). The charter for each of our standing Board committees is posted on our website at www.globalairlinesgroup.com under “Investor Relations — Charters & Policies.” All directors attended 100% of the combined total number of meetings of the Board (other than Mr. John Quelch who attended 5 of 7 meetings and Ms. Cordia Harrington who attended 6 of 7 meetings) and each of the Board committees on which they served during 2023. The following table provides membership and meeting information for 2023 for each of our Board committees:

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Safety Committee

Edward Wegel
Andrew Axelrod	X	X
Alan Bird	X*			X
T. Allan McArtor		X		X*
Chris Jamroz	X		X	X
Deborah Robinson		X*	X
Cordia Harrington			X*

*Committee Chair
(1) In 2023 committee actions were conducted by written consent resolution.
(2) In 2023 committee actions were conducted by written consent resolution.
(3) In 2023 committee actions were conducted by written consent resolution.

Below is a description of each committee of our Board.

Audit Committee

Each member of the Audit Committee is financially literate and our Board has determined that Alan Bird qualifies as an “audit committee financial expert” as defined in applicable SEC rules because she meets the requirement for past employment experience in finance or accounting, requisite professional certification in accounting or comparable experience. The responsibilities of our Audit Committee include, among other things:

•	reviewing and discussing with management and the independent auditor the annual audited financial statements;

•
reviewing analyses prepared by management or the independent auditor concerning significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

•	discussing with management major risk assessment and risk management policies;

•	monitoring the independence of the independent auditor;

•	assuring the regular rotation of the lead audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit required by law;

•	reviewing and approving all related party transactions;

•	pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

•	appointing or replacing (subject to stockholder ratification, if deemed advisable by the Board) the independent auditor; and

•	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters.

Compensation Committee

The Compensation Committee is responsible for overseeing matters relating to compensation of our Chief Executive Officer (if appointed) and other executive officers and employees, including the administration of incentive-based and equity-based compensation plans. The functions of our Compensation Committee include, among other things:

•	reviewing and advising the Board regarding our compensation philosophies and policies;

•
establishing criteria for the Board’s annual performance evaluation of the Chief Executive Officer (if appointed) and reviewing and making recommendations to the Board regarding all compensation of our Chief Executive Officer (if appointed);

•	approving grants of options and other equity awards to our Chief Executive Officer (if appointed) and all other executive officers, directors and all other eligible individuals;

•	making recommendations to the Board regarding director compensation; and

•	monitoring and assessing risks associated with our compensation policies.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for overseeing the selection of persons to be nominated to serve on our Board and to assist the Board in developing and ensuring compliance with the Company’s foundational and corporate governance documents. The functions of our Nominating and Corporate Governance Committee include, among other things:

•	identifying and recommending to the Board individuals qualified to serve as directors of the Company;

•	advising the Board with respect to the Board composition, procedures and committees, including establishing criteria for annual performance evaluations of the Board committees by the Board;

•	advising the Board with respect to proposed changes to the Company’s certificate of incorporation, bylaws and corporate governance policies;

•	reviewing the Company’s Code of Ethics;

•	advising the Board with respect to communications with the Company’s stockholders; and

•	evaluating any requests for waivers from the Company’s Code of Ethics and considering questions of conflicts of interest of Board members and the Company’s senior executives.

Safety Committee

The Safety Committee is responsible for oversight of: the Company’s policies, positioning and practices concerning safety (including workplace safety and security). The Safety Committee assess risks to our airline operations to enhance the safety of our employees, our customers and our aircraft.

Director Nominations

The Board has delegated to the Nominating and Corporate Governance Committee the responsibility of identifying, screening and recommending candidates to the Board. Potential candidates are interviewed by the Executive Chairman and the Chair of the Nominating and Corporate Governance Committee prior to their nomination, and may be interviewed by other directors and members of senior management. The Nominating and Corporate Governance Committee then meets to consider and approve the final candidates, and either makes its recommendation to the Board to fill a vacancy, add an additional member, or recommend a slate of candidates to the Board for nomination for election to the Board. The selection process for candidates is intended to be flexible, and the Nominating and Corporate Governance Committee, in the exercise of its discretion, may deviate from the selection process when particular circumstances warrant a different approach.

The Nominating and Corporate Governance Committee will consider candidates proposed by stockholders to be potential director nominees. Stockholders wishing to nominate a candidate for consideration by the Nominating and Corporate Governance Committee as a director nominee should provide the name of any recommended candidate, together with a brief biographical sketch, a document indicating the candidate’s willingness to serve, if elected, and evidence of the nominating stockholder’s ownership of Company stock to the attention of Legal Counsel of the Company at Bldg. 5A, Miami Int’l Airport, 4th floor, 4200 NW 36th Street, Miami, FL 33166, and otherwise follow the Company’s nominating process summarized above under “Questions and Answers about these Proxy Materials and Voting — When are stockholder proposals and director nominations due for next year’s annual meeting?” and more fully described in the Company’s bylaws. The Nominating and Corporate Governance Committee’s policy is to evaluate director nominees proposed by stockholders in the same manner that all other director nominees are evaluated. The general criteria the Nominating and Corporate Governance Committee considers important in evaluating director candidates are: (i) senior-level management and decision-making experience; (ii) a reputation for integrity and abiding by exemplary standards of business and professional conduct; (iii) ability to devote time and attention necessary to fulfill the duties and responsibilities of a director; (iv) a record of accomplishment in their respective fields, with leadership experience in a corporation or other complex organization, including government, educational and military institutions; (v) independence and the ability to represent all of the Company’s stockholders; (vi) compliance with legal and Cboe CA listing requirements; (vii) sound business judgment; (viii) candor; (ix) judgment, skills, geography and other measures to ensure that the Board as a whole reflects a range of viewpoints, backgrounds, skills, experience and expertise; and (x) the needs of the Board among others. The Nominating and Corporate Governance Committee seeks to have a Board that reflects diversity in background, education, business experience, gender, race, ethnicity, culture, skills, business relationships and associations and other factors that will contribute to the Board’s governance of the Company, and reviews its effectiveness in achieving such diversity when assessing the composition of the Board.

The Company may, in the future, pay a third-party a fee to assist it in the process of identifying and/or evaluating director candidates.

Securityholder Communications with the Board

Securityholders who wish to communicate with the Board or an individual director may send a written communication to the Board or such director addressed to our Corporate Secretary at Bldg. 5A, Miami Int’l Airport, 4th floor, 4200 NW 36th Street, Miami, FL 33166. Each communication must set forth:

•	the name and address of the securityholder on whose behalf the communication is sent; and

•	the number of our shares that are owned beneficially by such securityholder as of the date of the communication.

Each communication will be reviewed by our Corporate Secretary to determine whether it is appropriate for presentation to the Board or such director. Examples of inappropriate communications include advertisements, solicitations, or hostile communications. Communications determined by our Corporate Secretary to be appropriate for presentation to the Board or such director will be submitted to the Executive Chairman, the Board or such director on a periodic basis.

Code of Conduct and Ethics

We have adopted a code of ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. The code of conduct and ethics is available on our website at www.globalairlinesgroup.com under “Investor Relations — Corporate Governance — Charters & Policies.”

Director Compensation

We have adopted a compensation program for non-employee directors. The non-employee director compensation program is intended to fairly compensate each of our non-employee directors with cash and equity compensation for the time and effort necessary to serve as a member of our Board.

Cash compensation. Our non-employee directors received annual cash compensation of $24,000 during 2022 and it was increased to $20,000 per quarter for directors and $25,000 per quarter for lead directors starting Q4 2023. Additionally, the Company reimburses all director expenses incurred in attending Board of Directors or committee meetings. Messrs. Wegel, Jamroz, and Goepel, who serve as the Chief Executive Officer, Executive Chairman, and President & Chief Financial Officer respectively, do not receive compensation for their roles as Board members.

Equity compensation. Our non-employee directors are eligible to receive equity-based awards as compensation for their services as directors. Historically, our non-employee directors were typically granted 50,000 stock options upon their initial election or appointment to the Board.

The table below provides summary information concerning compensation paid or accrued by us to or on behalf of our non-executive directors for services rendered for the fiscal year ended December 31, 2023.

Name	Fees Earned or Paid in Cash (1) ($)	Stock Awards(2) ($)	All Other Compensation ($)	Total ($)
Alan Bird (3)	40,000	83,041	__	123,041
T. Allan McArtor (4)	37,000	140,348	__	177,348
John Quelch (5)	—	83,139	__	83,139
Deborah Robinson (6)	41,000	111,373	__	152,373
Cordia Harrington (8)	54,250	40,164	__	94,414
David Ross (10)	—	—	—	—
William Shuster (7)	—	63,736	—	63,736
Zygimantas Surintas (10)	—	33,540	—	33,540
Andrew Axelrod (9)	4,130	—	—	4,130
Chris Jamroz (9)	4,130	—	—	4,130

(1)	Average of $6,414.06 per quarter.
(2)
The amounts reported in the “Stock Awards” column represent grant date fair value of the restricted stock granted to the NEOs during the fiscal year ended December 31, 2022 as computed in accordance with FASB Accounting Standards Codification Topic 718. Note that the amounts reported in this column reflect the accounting cost for these stock options and do not correspond to the actual economic value that may be received by the NEOs from the restricted stock.

(3)
Mr. Bird was granted: (i) 35,000 RSUs granted on June 11, 2021 with closing price of underlying security on date of grant of $1.991 (CAD$2.41) and vesting 50% on each 2nd and 3rd anniversaries of the grant; (ii) 15,000 RSUs granted on October 28, 2020 with closing price of underlying security on date of grant of $0.668 (CAD$0.88) and vesting 50% on each 2nd and 3rd anniversaries of the grant; (iii) 66,667 RSUs granted on March 29, 2023 with closing price of underlying security on date of grant of $1.02 and vesting 50% immediately and 50% on March 15, 2024; and (iv) 50,000 stock options on June 23, 2020 with an exercise price of $0.25 expiring June 23, 2025 with one-fourth vesting every 6 months over a 24 month period.

(4)
Mr. McArtor was granted (i) 100,000 RSUs granted on June 11, 2021 with closing price of underlying security on date of grant of $1.991 (CAD$2.41) and vesting 50% on each 2nd and 3rd anniversaries of the grant and (ii) 88,333 RSUs granted on March 29, 2023 with closing price of underlying security on date of grant of $1.02 and vesting 50% immediately and 50% on March 15, 2024.

(5)
Mr. Quelch was granted: (i) 50,000 RSUs granted on June 11, 2021 with closing price of underlying security on date of grant of $1.991 (CAD$2.41) and vesting 50% on each 2nd and 3rd anniversaries of the grant; and (ii) 50,000 stock options on September 23, 2020 with an exercise price of CAD$0.78 expiring September 23, 2025 with one-fourth vesting every 6 months over a 24 month period; (iii) 83,333 RSUs granted on March 29, 2023 with closing price of underlying security on date of grant of $1.02 and vesting 33,333 units immediately and 50,000 units on March 15, 2024 that were cancelled on December 12, 2023 and (iv) 75,000 RSUs granted on November 28, 2023 with closing price of underlying security on date of grant of $0.68 and vesting immediately. Mr. Quelch resigned from the Board of Directors on December 13, 2023.

(6)
Ms. Robinson was granted: (i) 35,000 RSUs granted on June 11, 2021 with closing price of underlying security on date of grant of $1.991 (CAD$2.41) and vesting 50% on each 2nd and 3rd anniversaries of the grant; (ii) 15,000 RSUs granted on October 28, 2020 with closing price of underlying security on date of grant of $0.668 (CAD$0.88) and vesting 50% on each 2nd and 3rd anniversaries of the grant; (iii) 94,444 RSUs granted on March 29, 2023 with closing price of underlying security on date of grant of $1.02 and vesting 50,000 units immediately and 44,444 units on March 15, 2024 and (iv) 50,000 stock options on June 23, 2020 with an exercise price of $0.25 expiring June 23, 2025 with one-fourth vesting every 6 months over a 24 month period.

(7)
Mr. Shuster was granted 100,000 RSUs on November 1, 2021 with closing price of underlying security on date of grant of $1.61 (CAD$2.06) and vesting 50% on each 2nd and 3rd anniversaries of the grant. Mr. Shuster resigned from the Board of Directors on March 9, 2023.

(8)	Ms. Harrington was granted 50,000 RSUs granted on March 29, 2023 with closing price of underlying security on date of grant of $1.02 and vesting immediately.
(9)	Member of the Board of Directors since December 13, 2023.
(10)	Mr. Ross and Mr. Surintas resigned from the Board of Directors on March 9, 2023.

EXECUTIVE COMPENSATION

The following tables and accompanying narrative disclosure set forth information about the compensation earned by our named executive officers during the year ended December 31, 2023. Our named executive officers, who are our principal executive officer and the two most highly compensated executive officers (other than our principal executive officer) serving as executive officers as of December 31, 2023 are named in the table below. We refer to each of them in this section as our “Named Executive Officer” or “NEO.”

Summary Compensation Table

The following table sets forth the annual base salary and other compensation paid to each of the NEOs for the fiscal years ended December 31, 2023 and 2022:

Name and Principal Position	Fiscal Year	Salary	Stock Awards (1) ($)	Option Awards (2) ($)	Nonequity Incentive Plan ($)	Bonus ($)	Total ($)

Edward J. Wegel	2022	$302,134	$211,082	$13,233	$—	$100,000	$626,449
	2023	$350,000	$254,382	$—	$—	$—	$604,382
Former Chairman and Former Chief Executive Officer

Ryan Goepel	2022	$227,083	$230,693	$8,835	$—	$—	$466,611
	2023	$282,292	$260,772	$—	$—	$—	$543,064
President and Chief Financial Officer

(1)
The amounts reported in the “Option Awards” column represent the grant date fair value of the stock options granted to the NEOs during the fiscal year ended December 31, 2023 as computed in accordance with FASB Accounting Standards Codification Topic 718. Note that the amounts reported in this column reflect the accounting cost for these stock options and do not correspond to the actual economic value that may be received by the NEOs from the stock options.

(2)
The amounts reported in the “Stock Awards” column represent grant date fair value of the restricted stock granted to the NEOs during the fiscal years ended December 31, 2023 and 2022 as computed in accordance with FASB Accounting Standards Codification Topic 718. Note that the amounts reported in this column reflect the accounting cost for these stock options and do not correspond to the actual economic value that may be received by the NEOs from the restricted stock.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth specified information concerning unexercised stock options and restricted stock units for each of the NEOs outstanding as of December 31, 2023.

	Option Awards					Stock Awards
Name	Grant Date(1)	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Restricted Share Units That Have Not Vested (#)	Market Value of Restricted Share Units That Have Not Vested ($)(2)

Edward J. Wegel	6/23/2020	107,333(3)	—	0.25	06/23/2025	—	—
	10/28/2020	—	—	—	—	—	8,713
	6/11/2021	—	—	—	—	125,000(4)	75,625
	3/16/2023	—	—	—	—	325,000(5)	196,625
Ryan Goepel	6/23/2020	71,666(3)	—	0.25	06/23/2025	—	—
	10/28/2020	—	—	—	—	—	—
	12/14/2020	—	—	—	—	—	—
	6/11/2021	—	—	—	—	125,000(4)	75,625
	3/16/2023	—	—	—	—	250,000(5)	151,250

(1)	All outstanding options were granted under our Amended Option Plan and all outstanding restricted share units were granted under our Restricted Share Unit Plan.
(2)	The closing market price of our common stock on the OTCQB on the last trading day of the fiscal year ended December 31, 2023 was $0.605 per share.
(3)
This option vests monthly over 24 months, subject to the executive’s continued service to us. These options are also subject to acceleration of vesting upon a qualifying change in control if the surviving corporation fails to continue or assume the obligations with respect to such options or fails to provide for the conversion or replacement of such options with an equivalent award.

(4)
50% of the restricted share units vest on each of the second and third anniversaries of the vesting commencement date, subject to the executive’s continued service to us. These restricted share units are also subject to acceleration  of vesting upon a qualifying change in control if the surviving corporation fails to continue or assume the obligations with respect to such restricted share units or fails to provide for the conversion or replacement of such restricted share units with an equivalent award.

(5)
33.33% of the restricted share units vest on each anniversaries of the vesting commencement date, subject to the executive’s continued service to us. These restricted share units are also subject to acceleration of vesting upon a qualifying change in control if the surviving corporation fails to continue or assume the obligations with respect to such restricted share units or fails to provide for the conversion or replacement of such restricted share units with an equivalent award.

The following table sets forth specified information concerning unexercised stock options and restricted stock units for each of the NEOs outstanding as of December 31, 2022.

	Option Awards					Stock Awards
Name	Grant Date(1)	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Restricted Share Units That Have Not Vested (#)	Market Value of Restricted Share Units That Have Not Vested ($)(2)

Edward J. Wegel	6/23/2020	107,333(3)	—	0.25	06/23/2025	—	—
	10/28/2020	—	—	—	—	12,500(4)	8,713
	6/11/2021	—	—	—	—	250,000(4)	174,520
Ryan Goepel	6/23/2020	71,666(3)	—	0.25	06/23/2025	—	—
	10/28/2020	—	—	—	—	37,500(4)	26,138
	12/14/2020	—	—	—	—	37,500(4)	26,138
	6/11/2021	—	—	—	—	250,000(4)	174,250

(1)	All outstanding options were granted under our Amended Option Plan and all outstanding restricted share units were granted under our Restricted Share Unit Plan.
(2)	The closing market price of our common stock on the OTCQB on the last trading day of the fiscal year ended December 31, 2022 was $1.42 per share.
(3)
This option vests monthly over 24 months, subject to the executive’s continued service to us. These options are also subject to acceleration of vesting upon a qualifying change in control if the surviving corporation fails to continue or assume the obligations with respect to such options or fails to provide for the conversion or replacement of such options with an equivalent award.

(4)
50% of the restricted share units vest on each of the second and third anniversaries of the vesting commencement date, subject to the executive’s continued service to us. These restricted share units are also subject to acceleration of vesting upon a qualifying change in control if the surviving corporation fails to continue or assume the obligations with respect to such restricted share units or fails to provide for the conversion or replacement of such restricted share units with an equivalent award.

Executive Compensation

Our performance-driven compensation program for our NEOs consists of the following main components:

•	base salary;

•	performance-based incentives;

•	equity-based incentives;

•	benefits; and

•	perquisites.

We will continue to build our executive compensation program around each of these elements because each individual component is useful in furthering our compensation philosophy and we believe that, collectively, they are effective in achieving our overall objectives.

Base Salary. We provide our NEOs with a base salary to compensate them for their service to our Company during each fiscal year. The base salary payable to each NEO is intended to provide a fixed component of compensation that adequately reflects the executive’s qualifications, experience, role and responsibilities. Base salary amounts are established based on consideration of, among other factors, the scope of the NEO’s position, responsibilities and years of service and our compensation committee’s general knowledge of the competitive market, based on, among other things, experience with other similarly situated companies and our industry and market data.

Employment Agreements

On September 1, 2021, the Company entered into an employment agreement with Ryan Goepel, the Company’s EVP and Chief Financial Officer (the “Goepel Employment Agreement”). The Goepel Employment Agreement is for a three-year term (that automatically renews for subsequent one year terms unless either party provides notice 60 days preceding the end of the then current term) and provides for a current annual base salary of $300,000 (increased on September 1, 2023) and a target bonus of 100% of his base salaries subject to the Company’s Board approval. Mr. Goepel is entitled to receive severance payments, including one year of his then base salary and other benefits in the event of a change of control, termination by the Company without cause, termination for good reason by the executive or non-renewal by the Company. The above description of the terms of the Goepel Employment Agreement is not complete and is qualified by reference to the complete document.

On January 1, 2022, the Company entered into an employment agreement with Ed Wegel, the Company’s Chairman and Chief Executive Officer (the “Wegel Employment Agreement”). The Wegel Employment Agreement is for a three year term and provides for a current annual base salary of $350,000 and a target bonus of 100% of his base salaries subject to the Company’s Board approval. Mr. Wegel is entitled to receive severance payments, including one year of his then base salary and other benefits in the event of a change of control, termination by the Company without cause, termination for good reason by the executive or non-renewal by the Company. The above description of the terms of the Wegel Employment Agreement is not complete and is qualified by reference to the complete document. Effective February 5, 2024, the Board of Directors and Mr. Wegel agreed that Mr.Wegel will resign his duties, rights, and obligations as an officer and Chairman and CEO of the Company, effective immediately.

Equity Incentive Plans

Description of our Incentive Stock Option Plan, Restricted Share Unit Plan and Performance Share Unit Plan are below:

Summary of the Stock Option Plan

The following description of certain features of the Stock Option Plan (“Option Plan”) is intended to be a summary only. The summary is qualified in its entirety by the full text of the Option Plan, which is attached as Appendix A to the Company’s proxy statement dated October 28, 2022 and incorporated herein by reference.

The principal purposes of the Option Plan are to encourage profitability and growth through short-term and long-term incentives that are consistent with the Company’s objectives; to give participants an incentive for excellence in individual performance; to promote teamwork among participants; and to give the Company a significant advantage in attracting and retaining key employees, directors, and consultants. The Option Plan provides for the grant of nonqualified stock options which are not intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). When considering new grants of share-based or option-based awards, we intend to take into account previous grants of such awards.

Eligible Participants. Certain employees, directors and consultants are eligible to be granted awards under the Option Plan. No eligible person, participant or other person shall have any claim to be granted an award under the Option Plan.  The Board of Directors is not required to treat with uniformity eligible persons, participants, or holders or beneficiaries of awards under the Plan.

Administration. The Option Plan is administered by the Board of Directors of the Company.  All of the powers exercisable by the Board of Directors under the Option Plan may, to the extent permitted by law and authorized by resolution of the Board of Directors, be exercised by a compensation committee of not less than three directors, all of whom shall not be employees of the Company.

Subject to applicable limitations in the Option Plan and to applicable law, the Board of Directors or the Compensation Committee, as the case may be, has the authority to:

•	designate which eligible persons will be granted awards under the Option Plan;

•	determine the type or types of awards to be granted to each participant under the Option Plan;

•
determine the terms and conditions of any award or option agreement, including any terms relating to the forfeiture of any award and the forfeiture, recapture or disgorgement of any cash, our common stock or other amounts payable with respect to any award;

•	amend the terms and conditions of any award or option agreement;

•	accelerate the exercisability of any award or the lapse of any restrictions relating to any award;

•
determine whether, to what extent and under what circumstances awards may be exercised in cash, our common stock, other securities, other awards or other property (excluding promissory notes), or canceled, forfeited or suspended;

•	interpret and administer the Option Plan and any option agreement or other instrument or agreement relating to the Option Plan;

•
establish, amend, suspend or waive rules and regulations and appoint such agents as the Board of Directors or the Compensation Committee, as applicable, shall deem necessary or appropriate for the proper administration of the Option Plan;

•
make any other determination and take any other action that the Board of Directors or the Compensation Committee, as applicable, deems necessary or desirable for the administration of the Option Plan; and

•
adopt such modifications, rules, procedures and subplans as may be necessary or desirable to comply with the provisions of the laws of non-U.S. jurisdictions in which the Company or any of our affiliates may operate.

Determinations and interpretations with respect to the Option Plan are within the sole discretion of the Board of Directors or the Compensation Committee, as applicable, whose determinations and interpretations will be binding on all interested parties.

Extension of Option Plan Term. Under the rules of the Cboe CA, it will expire on December 8, 2025, the third anniversary of the date that stockholders last approved the Option Plan.

Amendments to the Option Plan. Our Board of Directors may amend, alter, suspend, discontinue or terminate the Option Plan at any time, provided that no amendment to the terms of any previously granted award may, (except as expressly provided in the Option Plan) materially and adversely alter or impair the terms or conditions of the award previously granted to a participant under the Option Plan without the written consent of the participant or holder thereof and subject to applicable law.  However, notwithstanding any other provision of the Option Plan or any option agreement, stockholder approval must be obtained for any amendment to the Option Plan that:

•	increases the number of common stock which may be issued under the Option Plan;

•	increases the benefits under the Option Plan;

•	modifies the requirements as to the eligibility for participation in the Option Plan;

•	modifies the limitations on the number of options that may be granted to any one person or category of persons under the Option Plan;

•	modifies the method for determining the exercise price of options granted under the Option Plan;

•	increases the maximum option period;

•	modifies the expiry and termination provisions applicable to options granted under the Option Plan; or

•	any other amendment set out in Section 10.12(7) of the Cboe CA Listing Manual.

Amendments to Awards; No Option Repricing. The Board of Directors or the Compensation Committee may amend the terms of any previously granted award.  However, except as expressly provided in the Option Plan (e.g., in the case of certain corporate transactions), no amendment to the terms of any previously granted award may adversely alter or impair the terms or conditions of the award previously granted to a participant under the Option Plan without the written consent of the participant or holder thereof.  Any amendment to the terms of any award previously granted is subject to compliance with all applicable laws, rules, regulations and policies of any applicable governmental entity or securities exchange, including receipt of any required approval from the governmental entity or stock exchange.

The Board of Directors or the Compensation Committee may make changes to awards that are necessary or desirable to comply with applicable laws, rules, regulations and policies of any applicable governmental entity or stock exchange, including amendments to awards necessary or desirable to maximize any available tax deduction or to avoid any adverse tax result.  If any provision of the Option Plan or an option agreement would result in adverse tax consequences to the Company, the Board of Directors or the Compensation Committee may amend such provision (or take any other action reasonably necessary) to avoid any adverse tax consequences.  No action taken to avoid any adverse tax consequences to the Company will be deemed impair or otherwise adversely affect the rights of any holder of an award or any beneficiary of such holder.

Except in connection with an adjustment relating to shares of the Company’s common stock described in the section of titled “Shares Available for Awards—Award Limits” below, the Board of Directors or the Compensation Committee may not, without prior approval of the Company’s stockholders, effect any re-pricing of any previously granted “underwater” stock options.

Term of Option: The maximum term for an option granted under the Option Plan is 10 years.

Vesting.  Options will vest and become exercisable in accordance with the vesting requirements established by the Compensation Committee and set forth in the applicable option agreement.

Exercise Price.  The option exercise price will be determined by the Compensation Committee, which may not be less than 100% of the fair market value of our common stock on the date of grant of an option.  However, there is an exception to this requirement.  The Compensation Committee may grant an option with an exercise price less than 100% of the fair market value of our common stock on the date of grant if the Compensation Committee grants the option in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or one of its affiliates.

Method of Exercise.  The Board of Directors or the Compensation Committee, as applicable, will determine the form or forms (e.g., cash or our common stock (actually or by attestation)) in which payment of the exercise price of options may be made.  However, the stock option exercise price may not be paid by delivery of a promissory note.

Transferability. A participant may not assign, transfer, pledge, attach, alienate or otherwise encumber an award (other than fully vested and unrestricted shares) granted to you under the Option Plan, except to a personal holding company controlled by the participant the shares of which are held directly by the participant (a “Holding Company”) or to a registered retirement savings plan established for the participant’s sole benefit (a “RRSP”) or from a Holding Company or RRSP to the participant, or by will or by the laws of descent and distribution.  The Compensation Committee may also establish procedures for a participant to designate a person or persons, as beneficiary or beneficiaries, to exercise the rights of a participant or receive any property distributable with respect to any award in the event of the participant’s death.

Change in Control. Unless otherwise determined by the Board of Directors, or unless otherwise provided in an agreement with the Company or its related entity, or in an option agreement, if a change in control shall conclusively be deemed to have occurred and either one of the following occurs: a)upon a change in control the surviving corporation (or any related entity thereof) or the potential successor (or any related entity thereto) fails to “continue or assume” the obligations with respect to each option or fails to provide for the “conversion or replacement” of each option with an equivalent option that satisfies the criteria set forth in the Option Plan; or b) in the event that the options were “continued or assumed”, or “converted or replaced” as contemplated in the Plan, during the two-year period following the effective date of a change in control, the participant’s employment or engagement is terminated as contemplated in the Option Plan, then there shall be immediate full vesting and redemption of each outstanding option.

Other Terms and Conditions.  The Compensation Committee may grant stock options with such additional terms and conditions as the Board of Directors of the Compensation Committee, as applicable, shall determine.

Shares Available for Awards; Award Limits. The number of shares available for future awards under the Option Plan, and all other stock based compensation plans, is 9,400,000 less the number of shares subject to awards outstanding on the date of the Annual Meeting (as of September 27, 2024, 3,890,306 shares are available for future awards under the Option Plan, and all other stock based compensation plans). Any shares subject to awards outstanding on the date of the Annual Meeting that are thereafter exercised, forfeited, terminated or cancelled will again be available for future awards under the Option Plan. The number of shares issued or reserved pursuant to the Option Plan will be adjusted by the plan administrator, as they deem appropriate and equitable, as a result of stock splits, stock dividends, and similar changes in our common stock.

Compliance with Applicable Laws. We intend for awards granted under the Option Plan to be designed, granted, and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Internal Revenue Code.

New Plan Benefits Under the Option Plan. Future awards under the Option Plan will be made at the discretion of the plan administrator based on such factors as the plan administrator deems relevant at the time the awards are made.

Summary of the RSU Plan

The following description of certain features of the RSU Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the RSU Plan which is attached as Appendix B to the Company’s proxy statement dated October 28, 2022 and incorporated herein by reference.

The principal purposes of the RSU Plan are to encourage profitability and growth through short-term and long-term incentives that are consistent with the Company’s objectives; to give participants an incentive for excellence in individual performance; to promote teamwork among participants; and to give the Company a significant advantage in attracting and retaining key employees, directors, and consultants. When considering new grants of share-based or option-based awards, we intend to take into account previous grants of such awards.

Restricted Share Units. The holder of RSUs will have the right, subject to any restrictions imposed by the Board, to receive our common stock, or a cash payment equal to the fair market value of such shares, at some future date determined by the Board.  The Board will have the authority to determine the timing of any grants of RSUs and may make the vesting of RSUs subject to the completion of a specified period of service with the Company or one of our affiliates. Holders of RSUs will not have any of the voting rights of a holder of our common stock, nor will they have a right to receive any dividends paid on our common stock.  The Board may impose additional terms and conditions on any RSU not inconsistent with the provisions of the RSU Plan as the Board shall determine.

Eligible Participants. Certain employees, directors and consultants are eligible to be granted awards under the RSU Plan. No eligible person, participant or other person shall have any claim to be granted an award under the RSU Plan.  The Board of Directors is not required to treat with uniformity eligible persons, participants, or holders or beneficiaries of awards under the Plan.

Administration. The RSU Plan is administered by the Compensation Committee, or by the full Board of Directors of the Company if the Compensation Committee ceases to exist.  The Compensation Committee shall, periodically, after considering the Chief Executive Officer’s (if appointed) recommendations, make recommendations to the Board as to the grant of RSUs. In addition to the powers granted to the Board under the RSU Plan and subject to the terms of the RSU Plan, the Board shall have full and complete authority to grant RSUs, to interpret the RSU Plan, to prescribe such rules and regulations as it deems necessary for the proper administration of the RSU Plan and to make such determinations and to take such actions in connection therewith as it deems necessary or advisable. Any such interpretation, rule, determination or other act of the Board shall be conclusively binding upon all persons.

Extension of RSU Plan Term. Under the rules of the Cboe CA, it will expire on December 8, 2025, the third anniversary of the date that stockholders approved the RSU Plan.

Amendments to the RSU Plan. The Board may, subject to stockholder approval, amend the RSU Plan or terms of an RSU at any time. Notwithstanding the foregoing, the Board is specifically authorized to amend or revise the terms of the RSU Plan or RSUs without obtaining stockholder approval in the following circumstances:

•	to change the termination or vesting provisions of the RSUs, except for the benefit of a Related Person; or

•
other amendments of a housekeeping nature, including the correction or rectification of any ambiguities, defective or inconsistent provisions, errors, mistakes or omissions herein and updating provisions herein to reflect changes in the governing laws, including tax laws, and the Cboe CA requirements.

Except as otherwise permitted by the Cboe CA, amendments to the Plan set out in Section 10.12(7) of the Cboe CA Listing Manual, may not be made without obtaining approval of the stockholders in accordance with Cboe CA requirements.

Amendments to Awards under the RSU Plan. Unless otherwise provided by the RSU Plan, the Board may (without stockholder approval) amend, modify or terminate any outstanding RSU, including, but not limited to, substituting another award of the same or of a different type or changing the restricted period; provided, however, that, the designated participant’s consent to such action shall be required unless the Board determines that the action when taken with any related action, would not materially and adversely affect the designated participant or is specifically permitted.

Term of RSU: The maximum term for an RSU shall not exceed that period commencing on the January 1 coincident with or immediately preceding the grant and ending on December 15 of the third year following the calendar year in which such RSUs were granted.

Vesting: RSUs granted to a participant shall vest in accordance with the vesting schedule established by the Board at the time of the grant and as set out in the participant’s RSU agreement.

Transferability. A participant may not assign, transfer, pledge, attach, alienate or otherwise encumber an award (other than fully vested and unrestricted shares) granted to it under the RSU Plan, except by will or by the laws of descent and distribution.  The Compensation Committee may permit the transfer of an award to family members if such transfer will be for no value and in accordance with applicable securities laws.  The Compensation Committee may also establish procedures for a participant to designate a person or persons, as beneficiary or beneficiaries, to exercise the rights of a participant or receive any property distributable with respect to any award in the event of the participant’s death.

Change in Control. Unless otherwise determined by the Board of Directors, or unless otherwise provided in an agreement with the Company or its related entity, or in an RSU agreement, if a change in control shall conclusively be deemed to have occurred and either one of the following occurs: a)upon a change in control the surviving corporation (or any related entity thereof) or the potential successor (or any related entity thereto) fails to “continue or assume” the obligations with respect to each option or fails to provide for the “conversion or replacement” of each RSU with an equivalent RSU that satisfies the criteria set forth in the RSU Plan; or b) in the event that the RSUs were “continued or assumed”, or “converted or replaced” as contemplated in the RSU Plan, during the two-year period following the effective date of a change in control, the participant’s employment or engagement is terminated as contemplated in the RSU Plan, then there shall be immediate full vesting and redemption of each outstanding RSU.

Shares Available for Awards; Award Limits. The number of shares available for future awards under the RSU Plan, and all other stock based compensation plans, is 9,400,000 less the number of shares subject to awards outstanding on the date of the Annual Meeting (as of September 27, 2024, 3,890,306 shares are available for future awards under the RSU Plan, and all other stock based compensation plans). Any shares subject to awards outstanding on the date of the Annual Meeting that are thereafter exercised, forfeited, terminated or cancelled will again be available for future awards under the RSU Plan. The number of shares issued or reserved pursuant to the RSU Plan will be adjusted by the plan administrator, as they deem appropriate and equitable, as a result of stock splits, stock dividends, and similar changes in our common stock.

Compliance with Applicable Laws. We intend for awards granted under the RSU Plan to be designed, granted, and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Internal Revenue Code.

New Plan Benefits Under the RSU Plan. Future awards under the RSU Plan will be made at the discretion of the plan administrator based on such factors as the plan administrator deems relevant at the time the awards are made.

Summary of the PSU Plan

The following description of certain features of the PSU Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the PSU Plan which is attached as Appendix C to the Company’s proxy statement dated October 28, 2022 and incorporated herein by reference.

The principal purposes of the PSU Plan are to encourage profitability and growth through short-term and long-term incentives that are consistent with the Company’s objectives; to give participants an incentive for excellence in individual performance; to promote teamwork among participants; and to give the Company a significant advantage in attracting and retaining key employees, directors, and consultants. When considering new grants of share-based or option-based awards, we intend to take into account previous grants of such awards.

Performance Share Units. The holder of PSUs will have the right, subject to any restrictions imposed by the Board, to receive our common stock, or a cash payment equal to the fair market value of such shares, at some future date determined by the Board.  The Board will have the authority to determine the timing of any grants of PSUs and may make the vesting of PSUs subject to the completion of target milestones (which may include performance or time targets) set by the Board. Holders of PSUs will not have any of the voting rights of a holder of our common stock, nor will they have a right to receive any dividends paid on our common stock.  The Board may impose additional terms and conditions on any PSU not inconsistent with the provisions of the PSU Plan as the Board shall determine.

Eligible Participants. Certain employees, directors and consultants are eligible to be granted awards under the PSU Plan. No eligible person, participant or other person shall have any claim to be granted an award under the PSU Plan.  The Board of Directors is not required to treat with uniformity eligible persons, participants, or holders or beneficiaries of awards under the Plan.

Administration. The PSU Plan is administered by the Compensation Committee, or by the full Board of Directors of the Company if the Compensation Committee ceases to exist.  The Compensation Committee shall, periodically, after considering the Chief Executive Officer’s (if appointed) recommendations, make recommendations to the Board as to the grant of PSUs. In addition to the powers granted to the Board under the PSU Plan and subject to the terms of the PSU Plan, the Board shall have full and complete authority to grant PSUs, to interpret the PSU Plan, to prescribe such rules and regulations as it deems necessary for the proper administration of the PSU Plan and to make such determinations and to take such actions in connection therewith as it deems necessary or advisable. Any such interpretation, rule, determination or other act of the Board shall be conclusively binding upon all persons.

Extension of PSU Plan Term. Under the rules of the Cboe CA, it will expire on December 8, 2025, the third anniversary of the date that stockholders approved the PSU Plan.

Amendments to the PSU Plan. The Board may, subject to stockholder approval, amend the PSU Plan or terms of an PSU at any time. Notwithstanding the foregoing, the Board is specifically authorized to amend or revise the terms of the PSU Plan or PSUs without obtaining stockholder approval in the following circumstances:

•	to change the termination or vesting provisions of the PSUs, except for the benefit of a Related Person;

•
other amendments of a housekeeping nature, including the correction or rectification of any ambiguities, defective or inconsistent provisions, errors, mistakes or omissions herein and updating provisions herein to reflect changes in the governing laws, including tax laws, and the Cboe CA requirements.

Except as otherwise permitted by the Cboe CA, amendments to the Plan set out in Section 10.12(7) of the Cboe CA Listing Manual, may not be made without obtaining approval of the stockholders in accordance with Cboe CA requirements.

Amendments to Awards under the PSU Plan. Unless otherwise provided by the PSU Plan, the Board may (without stockholder approval) amend, modify or terminate any outstanding PSU, including, but not limited to, substituting another award of the same or of a different type or changing the restricted period; provided, however, that, the designated participant’s consent to such action shall be required unless the Board determines that the action when taken with any related action, would not materially and adversely affect the designated participant or is specifically permitted.

Term of PSU: The maximum term for an PSU shall not exceed that period commencing on the January 1 coincident with or immediately preceding the grant and ending on December 15 of the third year following the calendar year in which such PSUs were granted.

Vesting: PSUs granted to a participant shall vest in accordance with the vesting schedule established by the Board at the time of the grant and as set out in the participant’s PSU agreement.

Transferability. A participant may not assign, transfer, pledge, attach, alienate or otherwise encumber an award (other than fully vested and unrestricted shares) granted to it under the PSU Plan, except by will or by the laws of descent and distribution.  The Compensation Committee may permit the transfer of an award to family members if such transfer will be for no value and in accordance with applicable securities laws.  The Compensation Committee may also establish procedures for a participant to designate a person or persons, as beneficiary or beneficiaries, to exercise the rights of a participant or receive any property distributable with respect to any award in the event of the participant’s death.

Change in Control. Unless otherwise determined by the Board of Directors, or unless otherwise provided in an agreement with the Company or its related entity, or in an PSU agreement, if a change in control shall conclusively be deemed to have occurred and either one of the following occurs: a)upon a change in control the surviving corporation (or any related entity thereof) or the potential successor (or any related entity thereto) fails to “continue or assume” the obligations with respect to each option or fails to provide for the “conversion or replacement” of each PSU with an equivalent PSU that satisfies the criteria set forth in the PSU Plan; or b) in the event that the PSUs were “continued or assumed”, or “converted or replaced” as contemplated in the PSU Plan, during the two-year period following the effective date of a change in control, the participant’s employment or engagement is terminated as contemplated in the PSU Plan, then there shall be immediate full vesting and redemption of each outstanding PSU.

Shares Available for Awards; Award Limits. The number of shares available for future awards under the PSU Plan, and all other stock based compensation plans, is 9,400,000 less the number of shares subject to awards outstanding on the date of the Annual Meeting (as of September 27, 2024, 3,890,306 shares are available for future awards under the PSU Plan, and all other stock based compensation plans). Any shares subject to awards outstanding on the date of the Annual Meeting that are thereafter exercised, forfeited, terminated or cancelled will again be available for future awards under the PSU Plan. The number of shares issued or reserved pursuant to the PSU Plan will be adjusted by the plan administrator, as they deem appropriate and equitable, as a result of stock splits, stock dividends, and similar changes in our common stock.

Any shares of common stock subject to an award under the PSU Plan that are exercised, forfeited, cancelled, settled or otherwise terminated will thereafter be deemed to be available for awards.

Compliance with Applicable Laws. We intend for awards granted under the PSU Plan to be designed, granted, and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Internal Revenue Code.

New Plan Benefits Under the PSU Plan. Future awards under the PSU Plan will be made at the discretion of the plan administrator based on such factors as the plan administrator deems relevant at the time the awards are made.

Summary of the ESPP Plan

The Company has established an Employee Share Purchase Plan (“ESPP”). The purpose of the ESPP is to assist eligible employees of the Company and its designated subsidiaries and affiliates (“Eligible Employees”) in acquiring a stock ownership interest in the Company.

The ESPP permits two types of offerings: a Section 423 Offering and a Non-Section 423 Offering. It is the intention of the Company to have each Section 423 Offering qualify as an “employee stock purchase plan” under Section 423 of the U.S. Internal Revenue Code of 1986, as amended, and the regulations issued thereunder (the “Code”) and to have each Non-Section 423 Offering be exempt from the requirements of Section 409A of the Code. The provisions of the ESPP with respect to any Section 423 Offering shall, accordingly, be construed and administered consistently with that intention. Except as otherwise provided in the ESPP or determined by the Administrator, each Non-Section 423 Offering will operate and be administered in the same manner as any Section 423 Offering.

The material terms of the ESPP are:

•	Any shares distributed pursuant to the ESPP may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased on the open market.

•
The administrator of the ESPP (“Administrator”) may from time to time grant or provide for the grant of rights to purchase Common Shares under the ESPP to Eligible Employees during one or more periods (each, an “Offering Period”) selected by the Administrator.  The terms and conditions applicable to each Offering Period shall be set forth in an “Offering Document” adopted by the Administrator from time to time, which Offering Document shall be in such form and shall contain such terms and conditions as the Administrator shall deem appropriate and shall be incorporated by reference into and made part of the ESPP. The Administrator may establish in each Offering Document one or more Purchase Periods within such Offering Period during which rights granted under the ESPP shall be exercised and purchases of shares carried out in accordance with such Offering Document and the ESPP. The provisions of separate Offerings or Offering Periods under the ESPP may be partially or wholly concurrent and need not be identical.

•
Any Eligible Employee who shall be employed by the Company or a designated subsidiary or affiliate on a given enrollment date for an Offering Period shall be eligible to participate in the ESPP during such Offering Period.

•
Each Eligible Employee participating in such Offering Period shall be granted a right to purchase the maximum number of Common Shares specified in the ESPP (at the applicable Purchase Price), as is determined by dividing (a) such Participant’s payroll deductions accumulated prior to such purchase date and retained in the Participant’s account as of the Purchase Date, by (b) the applicable Purchase Price (rounded down to the nearest Share).

•
The “Purchase Price” means the purchase price designated by the Administrator in the applicable Offering Document, which purchase price shall not be less than 85% of the Fair Market Value of a Common Share (e.g. closing sales price for such Common Shares as quoted on an established stock exchange for such date) on the Enrollment Date or on the Purchase Date, whichever is lower.

Retirement and Other Benefits

The Company does not currently have any retirement or other benefits plans.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to the Company regarding beneficial ownership of shares of the Company’s common stock as of September 27, 2024, by:

•	each person who is known to us to be the beneficial owner of more than 5% of the outstanding shares of the Company’s common stock.

•	each named executive officer and each director and nominee; and

•	all of the Company’s executive officers and directors and nominees as a group.

The amounts and percentages of shares beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities for which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person’s ownership percentage, but not for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

Beneficial ownership of each class of the Company’s common stock is based on (1) 43,446,990 shares of the Company’s common stock; (2) 5,537,313 shares of Class A Non-Voting Common Stock; and (3) 12,039,136 shares of Class B Non-Voting Common Stock, issued and outstanding as of September 27, 2024.

Except as otherwise indicated in these footnotes, each of the beneficial owners listed has, to our knowledge, sole voting and investment power with respect to the indicated shares of common stock. Addresses for the beneficial owners are set forth in the footnotes to the table.
	Common Stock		Class A Non-Voting Common Stock(1)		Class B Non-Voting Common Stock(1)

Name and Address of Beneficial Owner(2)	Shares	%	Shares	%	Shares	%	Total Voting % (3)
Ronald T. Bevans, Jr	2,960,715	6.81%	—	—	—	—	6.81%
Ascent Global Logistics, Inc.(4)	2,168,004	4.99%	5,537,313	100%	1,200,000	9.97%	4.99%
Red Oak Partners, LLC(5)	4,505,537	10.37%	—	—	—	—	10.37%
Named Executive Officers and Directors
Edward J. Wegel(6)	5,932,276	13.65%	—	—	11,900	*	13.65%
Ryan Goepel(7)	1,752,384	4.03%	—	—	—	—	4.03%
Deborah Robinson(8)	389,444	0.90%	—	—		—	0.90%
Alan Bird(9)	166,667	*	—	—	69,000	*	*
Chris Jamroz(10)	—	—	—	—	—	—	—
T. Allan McArtor(11)	183,333	*	—	—	—	—	*
Andrew Axelrod(12)	10,195,451	23.47%	—	—	—	—	23.47%
Cordia Harrington(13)	50,000	*	—	—	—	—	*
Sheila Paine	—	—	—	—	—	—	—
All executive officers and directors as a group (9 persons)	13,728,143	32.90%	5,537,313	100.00%	80,900	*	32.90%

*	Less than 1 percent.
(1)
The Class A Non-Voting Common Stock is convertible into common stock on a 1-for-1 basis so long as such conversion does not result in such holder beneficially owning more than the Maximum Percentage.
Subject to the Voting Limitation for Non-Citizens set forth in the Corporation’s Bylaws, as amended, each share of Class B Non-Voting Common Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into one share of fully paid and non-assessable Common Stock.

(2)	Unless otherwise noted, the business address of each of the persons and entities listed above is Bldg. 5A, 4th Floor, 4200 NW 36th Street, Miami, FL 33166.
(3)
Represents Total Voting % if all Class A and Class B Non-Voting Shares of Common Stock and all warrants, Stock Options (“Options”) and Restricted Share Units (“RSUs”) exercisable within 60 days of the date above were converted/exercised for shares of Common Stock.

(4)
Common Stock column includes the number of shares of common stock that currently may be acquired pursuant to Class A Non-Voting Common Stock, Class B Non-Voting Common Stock and/or warrants subject to the limitations contained therein (based on 43,446,990 shares of common stock outstanding as of September 27, 2024). The named party is the holder of (i) 800,000 shares of Common Stock, (ii) 5,537,313 shares of Class A Non-Voting Common Stock, which are convertible into shares of Common Stock, (iv) 1,200,000 shares of Class B Non-Voting Common Stock, which are convertible into shares of common stock subject to a non-citizen limitation, and (iii) warrants to purchase 7,537,313 shares of common stock, which warrants may not be exercised by the holder to the extent that, after giving effect to such exercise, the holder and its affiliates collectively would beneficially own in excess of 4.99% of the issued and outstanding common stock after such exercise. The address of the foregoing is 2068 E Street, Belleville, MI, 48111. Voting and investment decisions for Ascent Global Logistics, Inc. with respect to the shares identified in the table above are made by its Board of Directors consisting of Robert Jang, Kyle Fitzgerald, Ryan Rivera, Michael Rotondo and Paul Martins. Each member of the Board of Directors individually disclaims beneficial ownership of such shares. The address of Ascent Global Logistics, Inc. is 2068 E Street, Belleville, MI, 48111.

(5)
Represents 4,505,537 shares of Common Stock.  The shares of Common Stock are beneficially held by Red Oak Partners, LLC (“Red Oak”) on behalf of The Red Oak Fund, L.P. and The Red Oak Long Fund, L.P. Each of Red Oak and David Sandberg, the managing member of Red Oak, may be deemed to have shared voting and dispositive power with respect to these shares of common stock of the Company. The address for Red Oak Partners, LLC is 40 SE 5th Street, Boca Raton, FL 33432.

(6)	Represents 5,423,526 shares of common stock, 11,900 shares of Class B Non-Voting Common Stock and 508,750 shares of common stock owned by Mr. Wegel’s spouse.
(7)	Represents 1,680,717 shares of common stock and options to acquire 71,667 shares of common stock exercisable within 60 days of the date above.
(8)	Represents 339,444 shares of common stock and options to acquire 50,000 shares of common stock exercisable within 60 days of the date above.
(9)	Represents 116,167 shares of common stock, 69,000 shares of Class B Non-Voting common stock and options to acquire 50,000 shares of common stock exercisable within 60 days of the date above.
(10)	Mr. Jamroz is the Executive Chairman of the Board of GlobalX and former CEO of Ascent Global Logistics, Inc.
(11)	Represents 183,333 shares of common stock.
(12)
Represents 10,195,451 warrants to purchase 10,195,451 shares of Common Stock. Andrew Axelrod (“Axelrod”) serves as the sole member of Axar GP, LLC, a Delaware limited liability company (the “GP”), which is the general partner of Axar Capital Management L.P., a Delaware limited partnership, that serves as the investment manager (the “Investment Manager”) to certain funds and/or managed accounts (collectively, the “Axar Vehicles”), with respect to these warrants (and any common stock received upon exercise thereof) held by the Axar Vehicles.  The Axar Vehicles include Star V Partners LLC, Strategic YieldCo LLC, Axar Credit Opportunity Fund 2023, LLC,  Blackwell Partners LLC - Series E, Pavonia Life Insurance Company of Michigan, and Axar QR Opportunistic Credit Fund LP. Axelrod is deemed to have sole voting and investment control over each Axar Vehicle. The address of Axar GP, LLC is 402 West 13th Street, Floor 5, New York, NY 10014.

(13)	Represents 50,000 shares of common stock.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act require our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, including our review of the copies of such reports furnished to us and written representations that no other reports were required during 2023, all Section 16(a) filing requirements were satisfied on a timely basis.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information, as of December 31, 2023, concerning the shares of the Company’s common stock that may be issued under our existing equity compensation plans.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1) (A) (#)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(2) (B) ($)	Number of Securities Remaining Available for Future Issuance under Equity compensation Plans(3) (Excluding Securities Reflected in Column (a)) © (#)

Equity compensation plans approved by stockholders	5,526,936	0.29	3,873,064
Equity compensation plans not approved by stockholders	—	—	—
Total	5,526,936	0.29	3,873,064

(1)	Represents 470,668 incentive stock options and 5,056,268 outstanding service-based restricted share units.
(2)	Reflects outstanding incentive stock options at a weighted average exercise price of $0.25 and restricted share units at a weighted average exercise price of zero.
(3)	Represents 3,873,064 incentive stock options and/or restricted stock units available for future issuance.

PROPOSAL 2

APPROVAL OF AN AMENDMENT TO THE GLOBAL CROSSING AIRLINES GROUP INC.
EMPLOYEE SHARE PURCHASE PLAN

The Global Crossing Airlines Group Inc. Incentive Stock Option Plan (the “ESPP”) was approved by our stockholders on November 5, 2021. The Company is proposing the approval of an amendment to the ESPP to increase the number of shares of common stock issuable under the ESPP by 3,000,000 shares.

The ESPP is a benefit that the Company makes broadly available to its employees and employees of certain of its subsidiaries that allows them to purchase shares of the Company’s common stock at a discount. The Board has approved an amendment to the ESPP as described below, subject to approval by the Company’s stockholders. Accordingly, at the Annual Meeting, stockholders will vote on a proposal to approve these amendments.

If approved by stockholders, the amendment will increase the total number of shares authorized for employee purchase by 3,000,000 shares, from 1,000,000 shares to 4,000,000 shares.

The Company’s executive officers generally are permitted to participate in the ESPP, unless excluded as “highly compensated employees” or otherwise as described below, and therefore they have an interest in this proposal.

The principal features of the ESPP are summarized below. The following summary of the ESPP is not a complete description of all the provisions of the ESPP and is qualified in its entirety by reference to the complete text of the ESPP, which is attached as Appendix A to this proxy statement.

Reasons for the Amendment to the ESPP

The Company believes that the ESPP is an essential tool that helps it compete for talent in the competitive aviation market in which it operates. The Company also believes the ESPP is a crucial element in rewarding and encouraging current employees that promotes stock ownership by employees, which aligns their interests with those of the Company’s stockholders.

As of the date of this proxy statement, the Company has exceeded the prior maximum amount of 1,000,000 shares. As a result, the Board approved an increase in the number of shares available to issued under the plan by 3,000,000 shares to allow for sufficient shares to be available for the expected levels of ongoing participation in the ESPP. Based on management’s forecasts, provided the amendment to the ESPP is approved, it is anticipated that the ESPP will have enough shares available for purchase for at least the next two fiscal years.

Therefore, increasing the number of shares available under the ESPP would be appropriate to help the Company meet the goals of its compensation strategy. The Board believes that the interests of the Company and its stockholders will be advanced if the Company can continue to offer employees the opportunity to acquire or increase their ownership interests in the Company. If the ESPP Proposal is approved, 2,656,697 shares will immediately become available for issuance under the ESPP and the prior issuances in excess of the prior maximum amount,which total 343,303, will be ratified. In considering its recommendation to seek stockholder approval for the additional shares, the Board considered the Company’s expectation that these shares would be sufficient for continued operation of the ESPP for at least the next two fiscal years.

Summary of the ESPP Plan

The purpose of the ESPP is to assist eligible employees of the Company and its designated subsidiaries and affiliates (“Eligible Employees”) in acquiring a stock ownership interest in the Company.

The ESPP permits two types of offerings: a Section 423 Offering and a Non-Section 423 Offering. It is the intention of the Company to have each Section 423 Offering qualify as an “employee stock purchase plan” under Section 423 of the U.S. Internal Revenue Code of 1986, as amended, and the regulations issued thereunder (the “Code”) and to have each Non-Section 423 Offering be exempt from the requirements of Section 409A of the Code. The provisions of the ESPP with respect to any Section 423 Offering shall, accordingly, be construed and administered consistently with that intention. Except as otherwise provided in the ESPP or determined by the Administrator, each Non-Section 423 Offering will operate and be administered in the same manner as any Section 423 Offering.

The material terms of the ESPP are:

•	Any shares distributed pursuant to the ESPP may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased on the open market.

•
The administrator of the ESPP (“Administrator”) may from time to time grant or provide for the grant of rights to purchase Common Shares under the ESPP to Eligible Employees during one or more periods (each, an “Offering Period”) selected by the Administrator.  The terms and conditions applicable to each Offering Period shall be set forth in an “Offering Document” adopted by the Administrator from time to time, which Offering Document shall be in such form and shall contain such terms and conditions as the Administrator shall deem appropriate and shall be incorporated by reference into and made part of the ESPP. The Administrator may establish in each Offering Document one or more Purchase Periods within such Offering Period during which rights granted under the ESPP shall be exercised and purchases of shares carried out in accordance with such Offering Document and the ESPP. The provisions of separate Offerings or Offering Periods under the ESPP may be partially or wholly concurrent and need not be identical.

•
Any Eligible Employee who shall be employed by the Company or a designated subsidiary or affiliate on a given enrollment date for an Offering Period shall be eligible to participate in the ESPP during such Offering Period.

•
Each Eligible Employee participating in such Offering Period shall be granted a right to purchase the maximum number of Common Shares specified in the ESPP (at the applicable Purchase Price), as is determined by dividing (a) such Participant’s payroll deductions accumulated prior to such purchase date and retained in the Participant’s account as of the Purchase Date, by (b) the applicable Purchase Price (rounded down to the nearest Share).

•
The “Purchase Price” means the purchase price designated by the Administrator in the applicable Offering Document, which purchase price shall not be less than 85% of the Fair Market Value of a Common Share (e.g. closing sales price for such Common Shares as quoted on an established stock exchange for such date) on the Enrollment Date or on the Purchase Date, whichever is lower.

Registration with the SEC

The Company intends to file with the SEC a registration statement on Form S-8 covering the new shares reserved for issuance under the ESPP in October 2024.

Vote Required for Approval

The amendment to the ESPP must be approved by a simple majority of stockholders. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE GLOBAL CROSSING AIRLINES GROUP INC. EMPLOYEE SHARE PURCHASE PLAN

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Rosenberg Rich Baker Berman P.A. (“RRBB”) to continue in its capacity as our independent registered public accounting firm for the fiscal year ending December 31, 2024, and the Board has directed that management submit the appointment of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. RRBB has audited our financial statements for the years ended December 31, 2023 and 2022.

Neither our bylaws nor other governing documents or law require stockholder ratification of the appointment of RRBB as our independent registered public accounting firm. However, the Board is submitting the appointment of RRBB to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to continue to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

A majority of the votes cast at the Annual Meeting will be required to ratify the appointment of RRBB. Abstentions will not have any effect on the outcome of this proposal.

Representatives of RRBB are expected to be present at the Annual Meeting via telephone.  They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF RRBB AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

AUDIT-RELATED MATTERS

Report of the Audit Committee

The Audit Committee represents and assists the Board by overseeing: (i) the Company’s financial statements and internal controls; (ii) the independent registered public accounting firm’s qualifications and independence; and (iii) the performance of the Company’s independent registered public accounting firm.

On the date of the adoption of this Report, the Audit Committee consisted of three directors, all considered independent in accordance with Cboe CA listing standards and other applicable regulations. Each member of the Audit Committee is financially literate and our Board has determined that committee member, Mr. Bird, is an “audit committee financial expert” as defined in applicable SEC rules because she meets the requirement for past employment experience in finance or accounting, requisite professional certification in accounting or comparable experience.

Company management has the primary responsibility for the preparation of the financial statements and for the reporting process, including the establishment and maintenance of the Company’s system of internal controls over financial reporting. The Company’s independent registered public accounting firm is responsible for auditing the financial statements prepared by management and expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with both management and the independent registered public accounting firm, the Company’s quarterly earnings releases, Quarterly Reports on Form 10-Q, and the 2023 Annual Report on Form 10-K. Such reviews included a discussion of critical or significant accounting policies, the reasonableness of significant judgments, the quality (not just the acceptability) of the accounting principles, the reasonableness and clarity of the financial statement disclosures, and such other matters as the independent registered public accounting firm is required to review with the Audit Committee under the standards promulgated by the Public Company Accounting Oversight Board. The Audit Committee also discussed with both management and the Company’s independent registered public accounting firm the design and efficacy of the Company’s internal control over financial reporting.

The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB (regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence), and considered the compatibility of non-audit services rendered to the Company with the independence of the Company’s independent registered public accounting firm. The Audit Committee has determined that the rendering of the services other than audit services by RRBB is compatible with maintaining the principal accountant’s independence.

The Audit Committee also discussed with the independent registered public accounting firm the overall scope and plans for its audit. The Audit Committee periodically met with the independent registered public accounting firm, with and without management present, to discuss the results of their work and the overall quality of the Company’s financial reporting.

In reliance on these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the SEC.

Respectfully submitted,

AUDIT COMMITTEE
Alan Bird
Chris Jamroz
Andrew Axelrod

The material in this report of the Audit Committee is not “soliciting material,” is furnished to, but not deemed “filed” with, the SEC and is not deemed to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Independent Registered Public Accounting Firm Fees

The aggregate fees billed by the Company’s principal accounting firm, RRBB for auditing the annual financial statements and related regulations included in the Annual Report on Form 10-K, the reviews of the quarterly financial statements included in the Quarterly Reports on Form 10-Q, assistance with and review of documents filed with the SEC, and consultations on certain accounting and reporting matters for each of the last two fiscal years are set forth as “Audit Fees” in the table below.

Also set forth for the last two fiscal years are “Audit-Related Fees.” Such fees pertain to professional services for assurance and related services that are reasonably related to the performance of the audit of our financial statements and are not reported under “Audit fees.” These services include services and consultations related to the Company’s material weaknesses in internal controls, the Company’s IT controls, financial accounting and reporting standards.

“Tax Fees” include fees for tax advice and tax planning. “All Other Fees” consist of permitted services other than those that meet the criteria described above. RRBB or its affiliates did not provide any services to the Company related to financial information systems design or implementation, nor did it provide any personal tax work or other services for any of the Company’s executive officers or members of the Board.

The following table shows the fees for professional services rendered to us by RRBB for services in respect of the years ended December 31, 2023 and 2022.

	2023	#	2022

Audit Fees	$297,093		$152,000
Audit-Related Fees	-		-
Tax Fees	-		-
All Other Fees	-		-
Total Fees	$297,093		$152,000

Consistent with the Audit Committee charter, audit, audit-related, tax, and other services are pre-approved by the Audit Committee, or by a designated member thereof. The Audit Committee has determined that the provision of the non-audit services described above is compatible with maintaining RRBB’s independence.

RELATED PERSON POLICY AND TRANSACTIONS

Related Person Transactions Policy and Procedures

Our Audit committee is responsible for developing and recommending to the Board for approval policies and procedures for the review, approval or ratification of related person transactions required to be disclosed pursuant to Item 404 of Regulation S-K, as may be amended from time to time, and any other applicable requirements (the “Related Person Transactions Policy”). The Audit Committee is also responsible for review of the Related Person Transactions Policy at least annually and recommend to the Board for approval any changes to the Policy.  Further the Audit Committee is responsible to oversee the implementation of and compliance with the Related Person Transactions Policy, including reviewing, approving or ratifying related person transactions, as appropriate pursuant to the Related Person Transaction Policy. The Audit Committee has not yet developed the Related Person Transaction Policy but it expects to do so in the near term.

Related Person Transactions

Except as described below, during 2023 and 2022, the Company did not enter into any related person transactions.

On May 19, 2021, the Company entered into an arrangement agreement to complete a spin-out of the shares of its wholly owned subsidiary, Canada Jetlines Operations Ltd. (“Jetlines”). On June 28, 2021, the Company completed the spin-out pursuant to the Arrangement under which the Company transferred 75% of shares of Jetlines to GlobalX shareholders. GlobalX retained 25% of the shares issued and outstanding of Jetlines and accounts for the investment in accordance with the equity method. As of December 31, 2023, Global Crossing Airlines holds approximately 10% of Jetlines outstanding shares. Currently, GlobalX continues to provide back-office support including sharing the costs of the Company’s aircraft fleet management software (TRAX).

Related parties and related party transactions impacting the consolidated financial statements not disclosed elsewhere in these consolidated financial statements are summarized below and include transactions with the following individuals or entities:

As of December 31, 2023 and 2022, amounts due to related parties include the following:

•
GlobalX earned $180,838 and $30,625 in 2023 in relation to flights flown and shared TRAX services with Jetlines, respectively. GlobalX earned $0 and $33,246 in 2022 in relation to flights flown and shared TRAX services with Jetlines, respectively.

•	Jetlines earned $862,552 in 2023 and was owed $113,012 and $0, respectively, in relation to flights flown by Jetlines for GlobalX

•
GlobalX paid $78,450 and $0, respectively, in relation to marketing services to S Revista, S Communications and LM & Associates Consulting whose Principal is a former employee while employed by the Company.

Other related party transactions and balances:

•
As described on footnote 12 of the 2023 Annual Report on Form 10-K, on March 17, 2022 and August 2, 2023, the Company entered into Subscription Agreement of $6 million and Secure Notes of $35.5 million, respectively, with entities of which its former executive or executives were elected Board of Directors’ members of the Company during the last annual shareholders meeting in December 2023.

•
On July 3, 2023, the Company voluntarily dissolved GlobalX Ground Team LLC. The Company had a 50% interest in GlobalX Ground Team LLC and the dissolution had no impact in the Company’s financial statements.

•
On August 14, 2023, the Company voluntarily dissolved GlobalX 321 Aircraft Acquisition Corp., The Company had a 100% interest in GlobalX 321 Aircraft Acquisition Corp and the dissolution had no impact in the Company’s financial statements.

•
On August 17, 2023, the Company voluntarily dissolved GlobalX 320 Aircraft Acquisition Corp., The Company had a 100% interest in GlobalX 320 Aircraft Acquisition Corp. and the dissolution had no impact in the Company’s financial statements.

•
Smartlynx Airlines Malta Limited is an entity whose Chief Executive Officer was a Board Member of GlobalX until his term expired in December 2022. During the year ending December 31, 2020, GlobalX made advanced payments totaling $250,000 for one passenger aircraft security deposit to deliver 200 hours of ACMI services per month. Total deposits and prepaid expense related to Smartlynx totaled $250,000 as of December 31, 2023 and 2022 and it is included in other assets on the consolidated balance sheets.

The amounts due to related parties are unsecured, non-interest bearing and have no stated terms of repayment.

OTHER MATTERS

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and costs savings for companies.

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single set of Annual Meeting materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of Annual Meeting materials, please notify your broker or us. Direct your written request to our Corporate Secretary at Bldg. 5A, Miami Int’l Airport, 4th floor, 4200 NW 36th Street, Miami, FL 33166. Stockholders who currently receive multiple copies of the Annual Meeting materials at their address and would like to request “householding” of their communications should contact their brokers.

Electronic Access to Proxy Statement and Annual Report

This Proxy Statement and the Annual Report are available on the Company’s website at www.globalairlinesgroup.com under “Investor Relations – SEC Filings.” Instead of receiving paper copies of the Annual Report and Proxy Statement in the mail, stockholders can elect to receive an e-mail that will provide an electronic link to these documents. Choosing to receive your proxy materials online will save us the cost of producing and mailing documents to your home or business, and also will give you an electronic link to the proxy voting site.

Stockholders of Record. Stockholders of record can choose to receive materials electronically by following the instructions provided if voting over the Internet.

If you choose to receive future proxy statements and annual reports over the Internet, you will receive an e-mail next year with instructions containing the Internet address of those materials and the electronic link to the proxy voting site. The election will remain in effect until you write or call the Company’s Investor Relations Department and tell us otherwise.

Beneficial Owners. If you hold your shares in a brokerage account, you may also have the ability to receive copies of the Annual Report and Proxy Statement electronically. Please check the information provided in the proxy materials sent to you by your bank, broker or other holder of record regarding the availability of electronic delivery.

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his/her best judgment.

By Order of the Board of Directors,

/s/ Chris Jamroz
Chris Jamroz
Executive Chairman
October 15, 2024

APPENDIX A
GLOBAL CROSSING AIRLINES GROUP INC. EMPLOYEE SHARE PURCHASE PLAN

GLOBAL CROSSING AIRLINES GROUP INC. 2024 EMPLOYEE STOCK PURCHASE PLAN

ARTICLE I.
PURPOSE

The purpose of this Plan is to assist Eligible Employees of the Company and its Designated Entities in acquiring a stock ownership interest in the Company.

The Plan permits two types of Offerings: a Section 423 Offering and a Non-Section 423 Offering. It is the intention of the Company to have each Section 423 Offering qualify as an “employee stock purchase plan” under Section 423 of the Code and to have each Non-Section 423 Offering be exempt from the requirements of Section 409A of the Code. The provisions of the Plan with respect to any Section 423 Offering shall, accordingly, be construed and administered consistently with that intention. Except as otherwise provided in the Plan or determined by the Administrator, each Non-Section 423 Offering will operate and be administered in the same manner as any Section 423 Offering.

For purposes of this Plan, the Administrator may designate separate Offerings under the Plan in which Eligible Employees will participate and whether the Offering is a Section 423 Offering or a Non-Section 423 Offering. The terms of these Offerings need not be identical, even if the dates of the applicable Offering Period(s) in each such Offering are identical, provided that the terms of participation are the same within each separate Offering.

ARTICLE II.
DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

2.1 “Administrator” means the entity, group or person that conducts the general administration of the Plan as provided in Article X.

2.2 “Affiliate” means any Person, other than a Subsidiary, whether or not such Person now exists or is hereafter organized or acquired by the Company or an Affiliate, directly or indirectly, controlling, controlled by or under common control with the Company, whether by management authority, contract, equity interest or otherwise.  “Control,” “Person” and other correlative terms will have the meanings ascribed to such terms in Rule 12b-2 of the Exchange Act.

2.3 “Agent” means the brokerage firm, bank or other financial institution, entity or person(s), if any, engaged, retained, appointed or authorized to act as the agent of the Company or an Eligible Employee with regard to the Plan.

2.4 “Applicable Law” means the requirements relating to the administration of equity incentive plans under U.S. federal and state securities, tax and other applicable laws, rules and regulations, the applicable rules of any stock exchange or quotation system on which Shares are listed or quoted and the applicable laws and rules of any foreign country or other jurisdiction where rights under this Plan are granted.

2.5 “Board” means the Board of Directors of the Company.

2.6 “Code” means the U.S. Internal Revenue Code of 1986, as amended, and the regulations issued thereunder.

2.7 “Common Stock” means the common stock, par value $0.001 per share, of the Company and such other securities of the Company that may be substituted therefor.

2.8 “Company” means Global Crossing Airlines Group Inc., a Delaware corporation, or any successor.

2.9 “Company’s 401(k) Savings Plan” means any cash or deferred plan within the meaning of Section 401(k) of the Code as may be sponsored by the Company and/or any Designated Entity.

2.10 “Compensation” of an Eligible Employee means, unless otherwise determined by the Administrator with respect to an Offering, the gross cash compensation paid by the Company or any Designated Entity to such Eligible Employee as compensation for services to the Company or Designated Entity, including any prior-week adjustments, commissions, and overtime payments; and excluding bonuses and other cash incentive compensation, any statutory disability pay and disability benefits, education or tuition reimbursements, car expenses, travel expenses, business and moving reimbursements, income received in connection with any stock options, stock appreciation rights, restricted stock, restricted stock units or other compensatory equity awards, gifts and awards, fringe benefits, other special payments and all contributions made by the Company or any Designated Entity for the Employee’s benefit under any employee benefit plan now or hereafter established.  Compensation will not be reduced for any pre-tax or Roth post-tax contributions to the Company’s 401(k) Savings Plan, any salary reduction contributions to a cafeteria plan under section 125 of the Code, any elective amounts that are not includible in gross income under Code section 132(f)(4), and any contributions of such Eligible Employee to any deferred compensation maintained by the Company or any Designated Entity.

2.11 “Designated Beneficiary” means the beneficiary or beneficiaries the Participant designates, in a manner the Administrator determines, to receive amounts due or exercise the Participant’s rights if the Participant dies or becomes incapacitated.  Without a Participant’s effective designation, “Designated Beneficiary” will mean the Participant’s estate.

2.12 “Designated Entity” means any Subsidiary or Affiliate that has been designated by the Administrator in its sole discretion as eligible to participate in an Offering under the Plan. For purposes of any Section 423 Offering, only the Company and its Subsidiaries may be Designated Entities, provided that a Subsidiary that is a Designated Entity under a Section 423 Offering may not simultaneously be a Designated Entity under a Non-Section 423 Offering. An Affiliate and/or Subsidiary will be designated by the Administrator in accordance with Section 10.2(b).

2.13 “Effective Date” means the day prior to the first date on which the Shares are listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system.

2.14 “Eligible Employee” means an Employee of the Company or a Designated Entity provided that such Employee, unless otherwise determined by the Administrator with respect to a Non-Section 423 Offering, does not, immediately after any rights under this Plan are granted, own (directly or through attribution) stock possessing 5% or more of the total combined voting power or value of all classes of Shares and other securities of the Company, a Parent or a Subsidiary (as determined under Section 423(b)(3) of the Code).  For purposes of the foregoing, the rules of Section 424(d) of the Code with regard to the attribution of stock ownership shall apply in determining the stock ownership of an individual, and stock that an Employee may purchase under outstanding options shall be treated as stock owned by the Employee. Notwithstanding the foregoing, the Administrator may provide in an Offering Document that an Employee shall not be eligible to participate in an Offering Period if: (a) such Employee is a highly compensated employee within the meaning of Section 423(b)(4)(D) of the Code; (b) such Employee has not met a service or other eligibility requirements designated by the Administrator (which must in all events be less than two years); (c) such Employee’s customary employment is for twenty hours per week or less; (d) such Employee’s customary employment is for five months or less in any calendar year; and/or (e) such Employee is a citizen or resident of a foreign jurisdiction and the grant of a right to purchase Shares under the Plan to such Employee would be prohibited under the laws of such foreign jurisdiction or the grant of a right to purchase Shares under the Plan to such Employee in compliance with the laws of such foreign jurisdiction would cause the Plan to violate the requirements of Section 423 of the Code, as determined by the Administrator in its sole discretion; provided, that any exclusion in clauses (a), (b), (c), (d) or (e) shall be applied in an identical manner within any Offering for an Offering Period to all Employees.

2.15 “Employee” means, unless otherwise determined by the Administrator with respect to an Offering, any individual who renders services to the Company or any Designated Entity and is classified by the Company or any Designated Entity as an employee, and who is an employee of the Company or any Designated Entity within the meaning of Section 3401(c) of the Code. For purposes of an individual’s participation in, or other rights under the Plan, all determinations by the Company shall be final, binding and conclusive, notwithstanding that any court of law or governmental agency subsequently makes a contrary determination.  For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company or Designated Entity and meeting the requirements of Treasury Regulation Section 1.421-1(h)(2).  Where the period of leave exceeds three months and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the first day immediately following such three-month period.

2.16 “Enrollment Date” means the first Trading Day of each Offering Period.

2.17 “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

2.18 “Fair Market Value” means, as of any date, the value of Shares determined as follows: (a) if the Shares are listed on any established stock exchange, their Fair Market Value will be the closing sales price for such Shares as quoted on such exchange for such date, or if no sale occurred on such date, the last day preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; (b) if the Shares are not traded on a stock exchange but are quoted on a national market or other quotation system, their Fair Market Value will be the closing sales price on such date, or if no sales occurred on such date, then on the last date preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; or (c) without an established market for the Shares, the Administrator will determine the Shares’ Fair Market Value in its discretion.

2.19 “Non-Section 423 Offering” means an Offering under the component of the Plan that is not intended to qualify as an “employee stock purchase plan” under Code Section 423.

2.20 “Offering” means an offer by the Company under the Plan to Eligible Employees of the Company or a Designated Entity of a right to purchase Shares that may be exercised during an Offering Period, as further described in Article IV hereof.

2.21 “Offering Document” has the meaning given to such term in Section 3.4.

2.22 “Offering Period” has the meaning given to such term in Section 3.3.

2.23 “Parent” means any corporation, other than the Company, in an unbroken chain of corporations ending with the Company if, at the time of the determination, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.24 “Participant” means any Eligible Employee who been granted rights to purchase Shares pursuant to the Plan for the applicable Offering Period.

2.25 “Plan” means this Global Crossing Airlines Group Inc. 2024 Employee Stock Purchase Plan, as amended from time to time.

2.26 “Purchase Date” means the last Trading Day of each Purchase Period or such other date as determined by the Administrator and set forth in the Offering Document.

2.27 “Purchase Period” shall refer to one or more specified periods within an Offering Period, as designated in the applicable Offering Document; provided, however, that, if no Purchase Period is designated by the Administrator in the applicable Offering Document, the Purchase Period for each Offering Period covered by such Offering Document shall be the same as the applicable Offering Period.

2.28 “Purchase Price” means the purchase price designated by the Administrator in the applicable Offering Document, which purchase price shall not be less than 85% of the Fair Market Value of a Share on the Enrollment Date or on the Purchase Date, whichever is lower; provided, however, that, if no purchase price is designated by the Administrator in the applicable Offering Document, the purchase price for the Offering Periods covered by such Offering Document shall be 85% of the Fair Market Value of a Share on the Enrollment Date or on the Purchase Date, whichever is lower; provided, further, that the Purchase Price may be adjusted by the Administrator pursuant to Article VII and shall not be less than the par value of a Share.

2.29 “Section 423 Offering” means an Offering under the component of the Plan that is intended to qualify as an “employee stock purchase plan” under Code Section 423.  For purposes of Section 423 Offerings, the Plan shall be administered, interpreted and construed in a manner consistent with the requirements of Section 423 of the Code.

2.30 “Securities Act” means the U.S. Securities Act of 1933, as amended.

2.31 “Share” means a share of Common Stock.

2.32 “Subsidiary” means any corporation, other than the Company, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary, in an unbroken chain of corporations beginning with the Company if, at the time of the determination, each of the corporations other than the last corporation in an unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain; provided, however, that a limited liability company or partnership may be treated as a Subsidiary to the extent either (a) such entity is treated as a disregarded entity under Treasury Regulation Section 301.7701-3(a) by reason of the Company or any other Subsidiary that is a corporation being the sole owner of such entity, or (b) such entity elects to be classified as a corporation under Treasury Regulation Section 301.7701-3(a) and such entity would otherwise qualify as a Subsidiary.

2.33 “Trading Day” means a day on which the national stock exchange in the United States on which the Shares are traded is open for trading.

ARTICLE III.
SHARES SUBJECT TO THE PLAN

3.1 Number of Shares. Subject to Article VII, the aggregate number of Shares that may be issued pursuant to rights granted under the Plan shall be 4,000,000 Shares.  All Shares available for issuance under the Plan may be, but are not required to be, issued under Section 423 Offerings. If any Share purchase right granted under the Plan shall for any reason terminate without having been exercised, the Shares not purchased under such right shall again become available for issuance under the Plan.

3.2 Shares Distributed. Any Shares distributed pursuant to the Plan may consist, in whole or in part, of authorized and unissued Shares, treasury shares or Shares purchased on the open market.

3.3 Offering Periods. The Administrator may from time to time grant or provide for the grant of rights to purchase Shares under the Plan to Eligible Employees during one or more periods (each, an “Offering Period”) selected by the Administrator.  The terms and conditions applicable to each Offering Period shall be set forth in an “Offering Document” adopted by the Administrator from time to time, which Offering Document shall be in such form and shall contain such terms and conditions as the Administrator shall deem appropriate and shall be incorporated by reference into and made part of the Plan. The Administrator may establish in each Offering Document one or more Purchase Periods within such Offering Period during which rights granted under the Plan shall be exercised and purchases of Shares carried out in accordance with such Offering Document and the Plan. The provisions of separate Offerings or Offering Periods under the Plan may be partially or wholly concurrent and need not be identical.

3.4 Offering Documents. Each Offering Document with respect to an Offering Period shall specify (through incorporation of the provisions of this Plan by reference or otherwise):

(a) the length of the Offering Period, which period shall not exceed twenty-seven months;

(b) the length of the Purchase Period(s) within the Offering Period, which period(s) shall not exceed twelve months;

(c) in connection with each Offering Period that contains more than one Purchase Period, the maximum aggregate number of Shares which may be purchased by any Eligible Employee during each Purchase Period (if applicable), which, in the absence of a contrary designation by the Administrator, shall be 5,000 Shares, subject to the limitations described in Section 4.5 below;

(d) the maximum number of Shares that may be purchased by any Eligible Employee during each Offering Period that does not contain more than one Purchase Period (if applicable), in the absence of a contrary designation by the Administrator, shall be 10,000 Shares, subject to the limitations described in Section 4.5 below;

(e) that each Purchase Period within an Offering Period must have an Enrollment Date that is the first Trading Day of the Offering Period;

(f) whether the Offering for such Offering Period is intended to be a Section 423 Offering or a Non-Section 423 Offering; and

(g) such other provisions as the Administrator determines are appropriate, subject to the Plan.

ARTICLE IV.
ELIGIBILITY AND PARTICIPATION

4.1 Eligibility. Any Eligible Employee who shall be employed by the Company or a Designated Entity on a given Enrollment Date for an Offering Period shall be eligible to participate in the Plan during such Offering Period, subject to the requirements of this Article IV and, with respect to Section 423 Offerings, the limitations imposed by Section 423(b) of the Code.

4.2 Enrollment in Plan.

(a) Except as otherwise set forth herein or in an Offering Document or determined by the Administrator, an Eligible Employee may become a Participant in the Plan for an Offering Period by delivering a subscription agreement to the Company (or executing such electronic subscription agreement as required by the Administrator) by such time prior to the Enrollment Date for such Offering Period (or such other date specified in the Offering Document) designated by the Administrator and in such form as the Company provides.

(b) Each subscription agreement shall designate a whole percentage or a fixed dollar amount, as designated by the Administrator, of such Eligible Employee’s Compensation to be withheld by the Company or the Designated Entity employing such Eligible Employee on each payday during the Offering Period as payroll deductions under the Plan. The percentage of Compensation designated by an Eligible Employee may not be less than 1% and may not be more than the maximum percentage specified by the Administrator in the applicable Offering Document (which maximum percentage shall be 15% in the absence of any such designation) as payroll deductions; and the fixed dollar amount of Compensation designated by an Eligible Employee may not be more than the maximum dollar amount specified by the Administrator in the applicable Offering Document; provided that, in no event shall the actual amount withheld on any payday hereunder exceed the net amount payable to the Eligible Employee on such payday after taxes and any other applicable deductions therefrom (and if amounts to be withheld hereunder would otherwise result in a negative payment to the Eligible Employee on such payday, the amount to be withheld hereunder shall instead be reduced by the least amount necessary to avoid a negative payment amount for the Eligible Employee on such payday, as determined by the Administrator). The payroll deductions made for each Participant shall be credited to an account for such Participant under the Plan and shall be deposited with the general funds of the Company.

(c) Unless otherwise provided in the terms of an Offering Document, a Participant may increase or decrease the percentage or fixed amount of Compensation designated in his or her subscription agreement, subject to the limits of this Section 4.2, or may suspend his or her payroll deductions entirely, in any case, at any time during an Offering Period; provided, however, that the Administrator may limit or eliminate the type or number of changes a Participant may make to his or her payroll deduction elections during each Offering Period in the applicable Offering Document.  In the absence of any specific designation by the Administrator, and unless provided otherwise in the Offering Document, a Participant shall be allowed to decrease (but not increase) or suspend his or her payroll deduction elections entirely, in either case, once during each Purchase Period. Any such change or suspension of payroll deductions shall be effective with the first full payroll period starting ten (10) business days after the Company’s receipt of the new subscription agreement (or such shorter or longer period as may be specified by the Administrator in the applicable Offering Document).  If a Participant suspends his or her payroll deductions during an Offering Period, such Participant’s cumulative unapplied payroll deductions prior to the suspension (if any) shall remain in his or her account and shall be applied to the purchase of Shares on the next occurring Purchase Date.  For clarity, if a Participant who suspends participation in an Offering Period ceases to be an Eligible Employee or he or she withdraws from participation in such Offering Period, in either case, prior to the Purchase Date next following his or her suspension of participation in the Offering Period, in any case, such Participant’s cumulative unapplied payroll deductions shall be returned to him or her in accordance with Article VII.

(d) Except as otherwise set forth in herein or in an Offering Document or as otherwise determined by the Administrator, a Participant may participate in the Plan only by means of payroll deduction and may not make contributions by lump sum payment for any Offering Period.

4.3 Payroll Deductions. Except as otherwise provided herein or in the applicable Offering Document, payroll deductions for a Participant shall commence on the first payday in the Offering Period and shall end on the last payday in the Offering Period to which the Participant’s authorization is applicable, unless sooner terminated by the Participant as provided in Article VI or suspended by the Participant or the Administrator as provided in Section 4.2 and Section 4.6, respectively.

4.4 Effect of Enrollment. A Participant’s completion of a subscription agreement will enroll such Participant in the Plan for each subsequent Offering Period on the terms contained therein until the Participant either submits a new subscription agreement, withdraws from participation under the Plan as provided in Article VI or otherwise becomes ineligible to participate in the Plan, except as otherwise set forth in Section 6.1 below.

4.5 Limitation on Purchase of Shares. An Eligible Employee may be granted rights under the Plan only if such rights, together with any other rights granted to such Eligible Employee under “employee stock purchase plans” of the Company, any Parent or any Subsidiary, as specified by Section 423(b)(8) of the Code, do not permit such employee to purchase stock of the Company or any Parent or Subsidiary to accrue at a rate that exceeds $25,000 of the fair market value of such stock (determined as of the first day of the Offering Period during which such rights are granted) for each calendar year in which such rights are outstanding at any time.  For purposes of Section 423 Offerings, this limitation shall be applied in accordance with Section 423(b)(8) of the Code.

4.6 Suspension of Payroll Deductions. Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 4.5, or the other limitations set forth in this Plan, a Participant’s payroll deductions may be suspended by the Administrator at any time during an Offering Period. The balance of the amount credited to the account of each Participant that has not been applied to the purchase of Shares by reason of Section 423(b)(8) of the Code, Section 4.5, or the other limitations set forth in this Plan shall be paid to such Participant in one lump sum in cash as soon as reasonably practicable after the Purchase Date (but no later than thirty (30) days thereafter).

4.7 Leave of Absence. During leaves of absence approved by the Company meeting the requirements of Treasury Regulation Section 1.421-1(h)(2) under the Code, unless otherwise set forth in the terms of an Offering Document, a Participant may continue participation in the Plan by making cash payments to the Company on his or her normal payday equal to the Participant’s authorized payroll deduction, notwithstanding Section 4.2(d) above.

ARTICLE V.
GRANT AND EXERCISE OF RIGHTS

5.1 Grant of Rights. On the Enrollment Date of each Offering Period, each Eligible Employee participating in such Offering Period shall be granted a right to purchase the maximum number of Shares specified under Section 3.4, subject to the limits in Section 4.5, and shall have the right to buy, on each Purchase Date during such Offering Period (at the applicable Purchase Price), such number of Shares as is determined by dividing (a) such Participant’s payroll deductions accumulated prior to such Purchase Date and retained in the Participant’s account as of the Purchase Date, by (b) the applicable Purchase Price (rounded down to the nearest Share). The right shall expire on the earlier of (i) the last Purchase Date of an Offering Period, (ii) the last day of the Offering Period, or (iii) the date on which the Participant withdraws from the Plan in accordance with Section 6.1 or Section 6.3.  The Administrator shall have the discretion to establish a requirement that the right to purchase Shares under the Plan is limited to the purchase of whole Shares.  Such requirement shall be specifically stated in the applicable Offering Document.

5.2 Exercise of Rights. On each Purchase Date, each Participant’s accumulated payroll deductions and any other additional payments specifically provided for herein or in the applicable Offering Document will be applied to the purchase of Shares, up to the number of Shares permitted pursuant to the terms of the Plan and the applicable Offering Document, at the Purchase Price. If the right to purchase Shares under the Plan is limited to whole Shares, any cash in lieu of fractional Shares remaining after the purchase of whole Shares upon exercise of a purchase right will be credited to the Participant’s account and carried forward and applied toward the purchase of whole Shares for the next following Offering Period, unless the Participant has suspended payroll deductions, withdrawn from the Plan or is otherwise ineligible to participate in the Plan, in which case such cash shall be paid to such Participant in one lump sum as soon as reasonably practicable after the Purchase Date (but no later than thirty (30) days thereafter). Shares issued pursuant to the Plan may be evidenced in such manner as the Administrator may determine and may be issued in certificated form or issued pursuant to book-entry procedures.  Except as otherwise set forth in an Offering Document or determined by the Administrator, Shares issued pursuant to the Plan must remain in the Participant’s account with the broker designated by the Administrator until the earlier of (i) the sale, exchange, gift, or other transfer of legal title by the Participant or pursuant to the Cashless Participation Program, and (ii) the first day that is (A) more than 2 years after the start of the Offering Period in which such Shares were acquired and (B) more than 1 year after the Purchase Date of such Shares.

5.3 Pro Rata Allocation of Shares. If the Administrator determines that, on a given Purchase Date, the number of Shares with respect to which rights are to be exercised may exceed (a) the number of Shares that were available for issuance under the Plan on the Enrollment Date of the applicable Offering Period, or (b) the number of Shares available for issuance under the Plan on such Purchase Date, the Administrator may in its sole discretion provide that the Company shall make a pro rata allocation of the Shares available for purchase on such Enrollment Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participants for whom rights to purchase Shares are to be exercised pursuant to this Article V on such Purchase Date, and shall either (i) continue all Offering Periods then in effect, or (ii) terminate any or all Offering Periods then in effect pursuant to Article VIII. The Company may make pro rata allocation of the Shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional Shares for issuance under the Plan by the Company’s stockholders subsequent to such Enrollment Date. The balance of the amount credited to the account of each Participant that has not been applied to the purchase of Shares shall be paid to such Participant without interest in one lump sum in cash as soon as reasonably practicable after the Purchase Date, or such earlier date as determined by the Administrator.

5.4 Withholding. At the time a Participant’s rights under the Plan are exercised, in whole or in part, or at the time some or all of the Shares issued under the Plan are disposed of, the Participant must make adequate provision for the Company’s federal, state, or other tax withholding obligations, if any, that arise upon the exercise of any purchase right under the Plan or the disposition of the Shares. At any time, the Company may, but shall not be obligated to, withhold from the Participant’s compensation or Shares to be received pursuant to the Plan the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Shares by the Participant.

5.5 Conditions to Issuance of Shares. The Company shall not be required to issue or deliver any certificate or certificates for, or make any book entries evidencing, Shares purchased upon the exercise of purchase rights under the Plan prior to fulfillment of all of the following conditions: (a) the admission of such Shares to listing on all stock exchanges, if any, on which the Shares are then listed; (b) the completion of any registration or other qualification of such Shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, that the Administrator shall, in its absolute discretion, deem necessary or advisable; (c) the obtaining of any approval or other clearance from any state or federal governmental agency that the Administrator shall, in its absolute discretion, determine to be necessary or advisable; (d) the payment to the Company of all amounts that it is required to withhold under federal, state or local law upon exercise of the rights, if any; and (e) the lapse of such reasonable period of time following the exercise of the rights as the Administrator may from time to time establish for reasons of administrative convenience.

5.6 Vesting. A Participant’s interest in the Shares purchased under the Plan shall be immediately vested and nonforfeitable in full upon issuance.

ARTICLE VI.
WITHDRAWAL; CESSATION OF ELIGIBILITY

6.1 Withdrawal. A Participant may withdraw all but not less than all of the payroll deductions credited to his or her account and not yet used to exercise his or her purchase rights under the Plan at any time by giving written notice to the Company in a form acceptable to the Company no later than two (2) weeks prior to the end of the then-applicable Purchase Period (or such shorter or longer period as may be specified by the Administrator in the applicable Offering Document). All of the Participant’s payroll deductions credited to his or her account during such Purchase Period and not yet used to exercise purchase rights under the Plan shall be paid to such Participant as soon as reasonably practicable after receipt of notice of withdrawal (but no later than thirty days following receipt of such notice), such Participant’s rights for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of Shares shall be made for such Offering Period. If a Participant withdraws from an Offering Period (including by virtue of a suspension as described in Section 4.2(c) above), payroll deductions shall not resume at the beginning of any subsequent Offering Period unless the Participant is an Eligible Employee and timely delivers to the Company a new subscription agreement by the applicable enrollment deadline for any such subsequent Offering Period, as determined by the Administrator.

6.2 Future Participation. A Participant’s withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan that may hereafter be adopted by the Company or a Designated Entity or in any subsequent Offering Period that commences on or after the Participant’s withdrawal from any Offering Period, subject to the terms of such similar plan or subsequent Offering.

6.3 Cessation of Eligibility. Upon a Participant’s ceasing to be an Eligible Employee for any reason, he or she shall be deemed to have elected to withdraw from the Plan pursuant to this Article VI and the payroll deductions credited to such Participant’s account during the then-current Purchase Period shall be paid to such Participant or, in the case of his or her death, to the Participant’s Designated Beneficiary, as soon as reasonably practicable (but no later than thirty (30) days following such Participant’s cessation as an Eligible Employee), and such Participant’s rights for the Offering Period shall be automatically terminated.  For clarity, if a Participant transfers employment from the Company or any Designated Entity participating in the Plan to any Subsidiary that is not participating in the Plan, then, in any case, such transfer shall be treated as a termination of employment under the Plan and the Participant shall be deemed to have withdrawn from the Plan pursuant to this Article VII and the payroll deductions credited to such Participant’s account during the then-current Purchase Period shall be paid to such Participant or, in the case of his or her death, to the Participant’s Designated Beneficiary, as soon as reasonably practicable (but no later than thirty days following such Participant’s transfer of employment), and such Participant’s participation in the Offering Period shall be automatically terminated.

ARTICLE VII.
ADJUSTMENTS UPON CHANGES IN SHARES

7.1 Changes in Capitalization. Subject to Section 7.3, in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), change in control, reorganization, merger, amalgamation, consolidation, combination, repurchase, redemption, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event, as determined by the Administrator, affects the Shares such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any outstanding purchase rights under the Plan, the Administrator shall make equitable adjustments, if any, to reflect such change with respect to (a) the aggregate number and type of Shares (or other securities or property) that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 and the limitations established in each Offering Document pursuant to Section 3.4 on the maximum number of Shares that may be purchased); (b) the class(es) and number of Shares and price per Share subject to outstanding rights; and (c) the Purchase Price with respect to any outstanding rights.

7.2 Other Adjustments. Subject to Section 7.3, in the event of any transaction or event described in Section 7.1 or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in Applicable Law or accounting principles, the Administrator, in its discretion, and on such terms and conditions as it deems appropriate, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any right under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(a) To provide for either (i) termination of any outstanding right in exchange for an amount of cash, if any, equal to the amount that would have been obtained upon the exercise of such right had such right been currently exercisable or (ii) the replacement of such outstanding right with other rights or property selected by the Administrator in its sole discretion;

(b) To provide that the outstanding rights under the Plan shall be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar rights covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(c) To make adjustments in the number and type of Shares (or other securities or property) subject to outstanding rights under the Plan and/or in the terms and conditions of outstanding rights and rights that may be granted in the future;

(d) To provide that Participants’ accumulated payroll deductions may be used to purchase Shares prior to the next occurring Purchase Date on such date as the Administrator determines in its sole discretion and the Participants’ rights under the ongoing Offering Period(s) shall be terminated; and

(e) To provide that all outstanding rights shall terminate without being exercised.

7.3 No Adjustment Under Certain Circumstances. Unless determined otherwise by the Administrator, no adjustment or action described in this Article VII or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to fail to satisfy the requirements of Applicable Law.

7.4 No Other Rights. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Administrator under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to outstanding rights under the Plan or the Purchase Price with respect to any outstanding rights.

ARTICLE VIII.
AMENDMENT, MODIFICATION AND TERMINATION

8.1 Amendment, Modification and Termination. The Administrator may amend, suspend or terminate the Plan at any time and from time to time; provided, however, that approval of the Company’s stockholders shall be required to amend the Plan to increase the aggregate number, or change the type, of shares that may be sold pursuant to rights under the Plan under Section 3.1 (other than an adjustment as provided by Article VII) or as may otherwise be required under Section 423 of the Code with respect to Section 423 Offerings.

8.2 Certain Changes to Plan. Without stockholder consent and without regard to whether any Participant rights may be considered to have been adversely affected (and to the extent permitted by Applicable Law, including, with respect to a Section 423 Offering, Section 423 of the Code), the Administrator shall be entitled to change or terminate the Offering Periods, limit the frequency and/or number of changes in the amount withheld from Compensation during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of payroll withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Shares for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion to be advisable that are consistent with the Plan.

8.3 Actions In the Event of Unfavorable Financial Accounting Consequences. In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Administrator may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

(a) altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

(b) shortening any Offering Period so that the Offering Period ends on a new Purchase Date, including an Offering Period underway at the time of the Administrator action;

(c) allocating Shares; and

(d) such other changes and modifications as the Administrator determines are necessary or appropriate.

Such modifications or amendments shall not require stockholder approval or the consent of any Participant.

8.4 Payments Upon Termination of Plan. Upon termination of the Plan, the balance in each Participant’s Plan account shall be refunded as soon as practicable after such termination (but no later than 30 days thereafter), without any interest thereon, or if the Administrator so determines, the Offering Period may be shortened so that the purchase of Shares occurs prior to the termination of the Plan.

ARTICLE IX.
TERM OF PLAN

The Plan shall become effective on the Effective Date and shall continue until terminated by the Administrator in accordance with Section 10.1 or no remaining Shares remain available for purchase. The effectiveness of the Plan shall be subject to approval of the Plan by the Company’s stockholders within twelve months following the date the Plan is first approved by the Board. No right may be granted under the Plan prior to such stockholder approval. No rights may be granted under the Plan during any period of suspension of the Plan or after termination of the Plan.

ARTICLE X.
ADMINISTRATION

10.1 Administrator. Unless otherwise determined by the Board, the Administrator of the Plan shall be the Compensation Committee of the Board (or any other committee or subcommittee of the Board to which the Board delegates administration of the Plan). The Board may at any time vest in the Compensation Committee or any other committee or subcommittee any other authority or duties for administration of the Plan. The Administrator may delegate administrative tasks under the Plan to the services of an Agent or Employees to assist in the administration of the Plan, including establishing and maintaining an individual securities account under the Plan for each Participant.

10.2 Authority of Administrator. The Administrator shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(a) To determine when and how rights to purchase Shares shall be granted and the provisions of each offering of such rights (which need not be identical).

(b) To designate from time to time which Affiliates or Subsidiaries of the Company shall be Designated Entities, which designation may be made without the approval of the stockholders of the Company.

(c) To impose a mandatory holding period pursuant to which Participants may not dispose of or transfer Shares purchased under the Plan for a period of time determined by the Administrator in its discretion.

(d) To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Administrator, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(e) To amend, suspend or terminate the Plan as provided in Article VIII.

(f) Generally, to exercise such powers and to perform such acts as the Administrator deems necessary or expedient to promote the best interests of the Company and its Subsidiaries and to carry out the intent that the component of the Plan relating to Section 423 Offerings be treated as an “employee stock purchase plan” within the meaning of Section 423 of the Code.

10.3 Decisions Binding. The Administrator’s interpretation of the Plan, any rights granted pursuant to the Plan, any subscription agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding, and conclusive on all parties.

ARTICLE XI.
MISCELLANEOUS

11.1 Restriction upon Assignment. A right granted under the Plan shall not be transferable other than by will or the Applicable Laws of descent and distribution, and is exercisable during the Participant’s lifetime only by the Participant. Except in the case of a Participant’s death, a right under the Plan may not be exercised to any extent except by the Participant. The Company shall not recognize and shall be under no duty to recognize any assignment or alienation of the Participant’s interest in the Plan, the Participant’s rights under the Plan or any rights thereunder.

11.2 Rights as a Stockholder. With respect to Shares subject to a right granted under the Plan, no Participant or Designated Beneficiary shall be deemed to be a stockholder of the Company, and no Participant or Designated Beneficiary shall have any of the rights or privileges of a stockholder, until such Shares have been issued to the Participant or the Designated Beneficiary following exercise of the Participant’s rights under the Plan. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash securities, or other property) or distribution or other rights for which the record date occurs prior to the date of such issuance, except as otherwise expressly provided herein or as determined by the Administrator.

11.3 Interest. No interest shall accrue on the payroll deductions or contributions of a Participant under the Plan.

11.4 Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

11.5 Equal Rights and Privileges. Subject to Section 4.7, all Eligible Employees will have equal rights and privileges under any particular Offering under the Plan, to the extent necessary for any Section 423 Offering to comply with Section 423 of the Code. With respect to Section 423 Offerings, any provision of the Plan that is inconsistent with Section 423 of the Code will, without further act or amendment by the Company, the Board or the Administrator, be reformed to comply with the equal rights and privileges requirement of Section 423 of the Code.

11.6 Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

11.7 Reports. Statements of account shall be given to Participants at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of Shares purchased and the remaining cash balance, if any.

11.8 No Employment Rights. Nothing in the Plan shall be construed to give any person (including any Eligible Employee or Participant) the right to employment or service (or to remain in the employ or service) with the Company or any Parent or Subsidiary or affect the right of the Company or any Parent or Subsidiary to terminate the employment or service of any person (including any Eligible Employee or Participant) at any time, with or without cause.

11.9 Notice of Disposition of Shares. This Section 11.9 shall apply only to Shares purchased pursuant to Section 423 Offerings.  Each Participant shall give prompt notice to the Company of any disposition or other transfer of any Shares purchased upon exercise of a right under the Plan if such disposition or transfer is made: (a) within two years from the Enrollment Date of the Offering Period in which the Shares were purchased or (b) within one year after the Purchase Date on which such Shares were purchased. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Participant in such disposition or other transfer. At the Company’s request, Participants will be required to provide the Company with any information reasonably required for tax reporting purposes.

11.10 Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, employee or agent of the Company or any Subsidiary will be liable to any Participant, former Participant, Designated Beneficiary or any other person for any claim, loss, liability, or expense incurred in connection with the Plan or any Offering Period, and such individual will not be personally liable with respect to the Plan because of any contract or other instrument executed in his or her capacity as an Administrator, director, officer, other employee or agent of the Company or any Subsidiary.  The Company will indemnify and hold harmless each director, officer, other employee and agent of the Company or any Subsidiary that has been or will be granted or delegated any duty or power relating to the Plan’s administration or interpretation, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Administrator’s approval) arising from any act or omission concerning this Plan unless arising from such person’s own fraud or bad faith.

11.11 Data Privacy. As a condition for participation in the Plan, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this section by and among the Company and its Subsidiaries and affiliates exclusively for implementing, administering and managing the Participant’s participation in the Plan.  The Company and its Subsidiaries and affiliates may hold certain personal information about a Participant, including the Participant’s name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any Shares held in the Company or its Subsidiaries and affiliates; and participation details, to implement, manage and administer the Plan and any Offering Period(s) (the “Data”).  The Company and its Subsidiaries and affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Participant’s participation in the Plan and any Offering Period(s), and the Company and its Subsidiaries and affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management.  These recipients may be located in the Participant’s country, or elsewhere, and the Participant’s country may have different data privacy laws and protections than the recipients’ country.  By participating in any Offering Period under the Plan, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Participant’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Participant may elect to deposit any Shares.  The Data related to a Participant will be held only as long as necessary to implement, administer, and manage the Participant’s participation in the Plan.  A Participant may, at any time, view the Data that the Company holds regarding such Participant, request additional information about the storage and processing of the Data regarding such Participant, recommend any necessary corrections to the Data regarding the Participant or refuse or withdraw the consents in this Section 11.11 in writing, without cost, by contacting the local human resources representative.  If the Participant refuses or withdraws the consents in this Section 11.11, and the Company may cancel Participant’s ability to participate in the Plan or any Offering Period(s).  For more information on the consequences of refusing or withdrawing consent, Participants may contact their local human resources representative.

11.12 Severability. If any portion of the Plan or any action taken under it is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provisions had been excluded, and the illegal or invalid action will be null and void.

11.13 Titles and Headings. The titles and headings in the Plan are for convenience of reference only and, if any conflict, the Plan’s text, rather than such titles or headings, will control.

11.14 Conformity to Securities Laws. Participant acknowledges that the Plan is intended to conform to the extent necessary with Applicable Laws.  Notwithstanding anything herein to the contrary, the Plan and all Offering Periods will be administered only in conformance with Applicable Laws.  To the extent Applicable Laws permit, the Plan and all Offering Periods will be deemed amended as necessary to conform to Applicable Laws.

11.15 Relationship to Other Benefits.  No payment under the Plan will be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except as expressly provided in writing in such other plan or an agreement thereunder.

11.16 Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced in accordance with the laws of the State of Delaware, disregarding any state’s choice of law principles requiring the application of a jurisdiction’s laws other than the State of Delaware.

11.17 Electronic Forms. To the extent permitted by Applicable Law and in the discretion of the Administrator, an Eligible Employee may submit any form or notice as set forth herein by means of an electronic form approved by the Administrator. Before the commencement of an Offering Period, the Administrator shall prescribe the time limits within which any such electronic form shall be submitted to the Administrator with respect to such Offering Period in order to be a valid election.

11.18 Section 409A. The Plan and the rights to purchase Shares granted pursuant to Offerings thereunder are intended to be exempt from the application of Section 409A of the Code and the U.S. Department of Treasury Regulations and other interpretive guidance issued thereunder (collectively, “Section 409A”).  Notwithstanding any provision of the Plan to the contrary, if the Administrator determines that any right to purchase Shares granted under the Plan may be or become subject to Section 409A or that any provision of the Plan may cause a right to purchase Shares granted under the Plan to be or become subject to Section 409A, the Administrator may adopt such amendments to the Plan and/or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions as the Administrator determines are necessary or appropriate to avoid the imposition of taxes under Section 409A, either through compliance with the requirements of Section 409A or with an available exemption therefrom.  Notwithstanding any other provision of the Plan, none of the Company or any of its Parents or Subsidiaries, or any of their officers, directors, employees or agents, including the Administrator, shall be liable to any Eligible Employee, Participant or Designated Beneficiary if the Plan does not comply with, or is not exempt from, Section 409A of the Code.

11.19 Plan Not Subject to ERISA. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

 Signature [PLEASE SIGN WITHIN BOX]  Date  Signature (Joint Owners)  Date  TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  KEEP THIS PORTION FOR YOUR RECORDS  DETACH AND RETURN THIS PORTION ONLY  THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.  V57603-P18358  !  !  !  !  GLOBAL CROSSING AIRLINES GROUP INC. BLDG. 5A, MIAMI INT’L AIRPORT, 4TH FLOOR 4200 NW 36TH STREET  MIAMI, FL 33166  1g. Ascent Global Logistics Nominee: Paul Martins  GLOBAL CROSSING AIRLINES GROUP INC.  The Board of Directors recommends you vote FOR the following proposals:  1. Election of Directors  1a. Existing Director: Andrew Axelrod 1b. Existing Director: Alan Bird  2. Appointment of Auditors  Rosenberg Rich Baker Berman P.A. Ratification and Appointment of Independent Registered Public Accounting Firm.  3. Employee Share Purchase Plan  Approval of an Amendment to the Global Crossing  represented by this proxy are owned and Controlled by a U.S. Citizen.  Authorized Signature(s) - This section must be completed for your instructions to be executed.  I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting.  If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.  For  Withhold  !  !  For Against  ! !  1c.  Existing Director: T. Allan McArtor  !  !  Airlines Group Inc Employee Share Purchase Plan.  1d.  Existing Director: Chris Jamroz  !  !  4.  Declaration of Ownership and Control  The undersigned certifies that it has made reasonable  Yes  No  1e.  Existing Director: Deborah Robinson  !  !  inquiries as to the U.S. Citizen status of the registered  holder and the beneficial owner of the shares represented by this proxy and has read the definitions found below  !  !  1f.  Existing Director: Cordia Harrington  !  !  so as to make an accurate Declaration of Ownership and  Control. The undersigned hereby certifies that the shares  For Against  ! !  SCAN TO  VIEW MATERIALS & VOTE    VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above  Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on November 21, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.  ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS  If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.  VOTE BY PHONE - 1-800-690-6903  Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on November 21, 2024. Have your proxy card in hand when you call and then follow the instructions.  VOTE BY MAIL  Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:  The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.  Appointment of Proxyholder  Group Inc. hereby appoint:  Chris Jamroz, or failing him, Ryan Goepel,  Print the name of the person you are appointing if this person is someone other than the Appointees listed.  V57604-P18358  Form of Proxy - Annual Meeting to be held on November 22, 2024  This Form of Proxy is solicited by and on behalf of the Board of Directors (the “Board”).  as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual Meeting of Shareholders of Global Crossing Airlines Group Inc. to be held at Bldg. 5A, Miami lnt’l Airport, 4th Floor, 4200 NW 36th Street, Miami, Florida, USA 33166, on Friday, November 22, 2024 at 10:00 a.m. Eastern Standard Time and at any adjournment or postponement thereof.  Notes to proxy   Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see above).   If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.  This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.  If this proxy is not dated, it will be deemed to bear the date on which it is mailed by the company to the holder.   The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by the Board.   The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.   This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.  This proxy should be read in conjunction with the accompanying documentation provided by the Board.  Proxies submitted must be received by 11:59 p.m., Eastern Standard Time on November 21, 2024.  I/We being holder(s) of Global Crossing Airlines  OR

 Your Vote Counts!  Vote in Person at the Meeting*  November 22, 2024  10:00 a.m. EST  Bldg. 5A  Miami International Airport 4th floor, 4200 NW 36th Street Miami, FL 33166  *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.  Smartphone users  Point your camera here and vote without entering a control number  For complete information and to vote, visit www.ProxyVote.com  Control #  V57606-P18358  You invested in GLOBAL CROSSING AIRLINES GROUP INC. and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the  availability of proxy materials for the shareholder meeting to be held on November 22, 2024.  Get informed before you vote  View the Notice and Proxy Statement and Form 10-K are available OR you can receive a free paper or email copy of the material(s)  by requesting prior to November 8, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.  GLOBAL CROSSING AIRLINES GROUP INC. BLDG. 5A, MIAMI INT’L AIRPORT, 4TH FLOOR 4200 NW 36TH STREET  MIAMI, FL 33166  GLOBAL CROSSING AIRLINES GROUP INC.  2024 Annual Meeting  Vote by November 21, 2024  11:59 PM ET

 Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.  V57607-P18358  1. Election of Directors  For  Nominees:  1a.  Existing Director: Andrew Axelrod  1b.  Existing Director: Alan Bird  For  1c.  Existing Director: T. Allan McArtor  For  1d.  Existing Director: Chris Jamroz  For  1e.  Existing Director: Deborah Robinson  For  1f.  Existing Director: Cordia Harrington  For  1g.  Ascent Global Logistics Nominee: Paul Martins  For  2. Appointment of Auditors  Rosenberg Rich Baker Berman P.A. Ratification and Appointment of Independent Registered Public Accounting Firm.  For  3. Employee Share Purchase Plan  Approval of an Amendment to the Global Crossing Airlines Group Inc Employee Share Purchase Plan.  For  4. Declaration of Ownership and Control  The undersigned certifies that it has made reasonable inquiries as to the U.S. Citizen status of the registered holder and the beneficial owner of the shares represented by this proxy and has read the definitions found below so as to make an accurate Declaration of Ownership and Control. The undersigned hereby certifies that the shares represented by this proxy are owned and Controlled by a U.S. Citizen.  Voting Items  Board Recommends